Exhibit 10.1

$250,000,000

MASTER REPURCHASE AGREEMENT

Dated as of July 30, 2007

between

CAPITAL TRUST, INC.

as Seller,

and

CITIGROUP GLOBAL MARKETS INC.

as Securities Buyer

and

CITIGROUP FINANCIAL PRODUCTS INC.

as Loan Buyer

2

ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I	Names and Addresses for Communications between Parties

SCHEDULE I-A	Purchase Percentages and Applicable Spreads

EXHIBIT I	Form of Confirmation

EXHIBIT II	Authorized Representatives of Seller

EXHIBIT III	Form of Redirection Letter

EXHIBIT IV	Form of Custodial Delivery

EXHIBIT V	Form of Power of Attorney

EXHIBIT VI	Representations and Warranties Regarding Individual Purchased Loans and Purchased Securities

EXHIBIT VII	Asset Information

EXHIBIT VIII	Purchase Procedure

3

MASTER REPURCHASE AGREEMENT, dated as of July 30, 2007, by and among CAPITAL TRUST, INC., a Maryland corporation (the “Seller”) and CITIGROUP GLOBAL MARKETS, INC., a Delaware corporation (the “Securities Buyer”), and CITIGROUP FINANCIAL PRODUCTS INC., a Delaware corporation (the “Loan Buyer”; each of Loan Buyer and Securities Buyer, a “Buyer” and collectively, the “Buyers”).

1.             APPLICABILITY

From time to time the parties hereto may enter into transactions in which the Seller agrees to transfer to the applicable Buyer loans and/or participations, securities or other assets against the transfer of funds by such Buyer, with a simultaneous agreement by such Buyer to transfer to Seller such loans and/or participations, securities and other assets at a date certain, against the transfer of funds by Seller.  Each such transaction shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any exhibits identified herein as applicable hereunder.

2.             DEFINITIONS

“Acceptable Attorney” means any attorney-at-law to which the Seller or the Custodian, as applicable, has sent an Attorney Bailee Letter, except for an attorney whom a Buyer has notified the Custodian and the Seller is not reasonably satisfactory to such Buyer; provided, that Paul, Hastings, Janofsky & Walker, LLP shall be an Acceptable Attorney.

“Accepted Servicing Practices” shall mean with respect to any Purchased Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans and/or mezzanine lending institutions which service mezzanine loans, as applicable, of the same type as such Purchased Loan in the jurisdiction where the related Mortgaged Property is located.

“Accelerated Repurchase Date” shall have the meaning specified in Section 14(b)(i) of this Agreement.

“Act of Insolvency” shall mean with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 21 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party’s inability to pay such party’s debts as they become due.

“Affiliate” shall mean, when used with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person.  Control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and “controlling” and “controlled” shall have meanings correlative thereto.

“Agreement” shall mean this Master Repurchase Agreement, dated as of July 30, 2007, by and between Capital Trust, Inc. and Citigroup Financial Products Inc. and Citigroup Global Markets Inc., as such agreement may be modified or supplemented from time to time.

“Alternative Rate” shall have the meaning specified in Section 3(g) of this Agreement.

“Alternative Rate Transaction” shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the Alternative Rate.

“Applicable Spread” shall mean, with respect to a Transaction involving Purchased Securities and/or Purchased Loans in any Asset Type Grouping:

(i)            so long as no Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, the incremental per annum rate (expressed as a number of “basis points”, each basis point being equivalent to 1/100 of 1%) specified in Schedule I-A attached to this Agreement as being the “Applicable Spread” for Purchased Loans in such Asset Type Grouping and Leverage Category (it being understood and agreed that with respect to a Purchased Loan (e.g. a B Note or Mezzanine Loan) which spans two or more Leverage Categories with respect to first and last Dollar LTVs, the Applicable Spread shall be determined based on the weighted average “Applicable Spread” for such Purchased Loan (i.e. be determined in proportion to the respective products of a Purchased Loan’s balance and the applicable Purchase Percentage in each Leverage Category)), or Purchased Securities in such Asset Type Grouping and Rating Category or another “Applicable Spread” set forth in the Confirmation, and

(ii)           after the occurrence and during the continuance of an Event of Default (other than with respect to a Buyer), the applicable incremental per annum rate described in clause (i) of this definition, plus [****].

“Assets” shall have the meaning specified in Section 6 of this Agreement.

“Asset Information” shall mean, with respect to each Purchased Loan, the information set forth in Exhibit VII attached hereto.

“Asset Type Grouping” shall mean, with respect to the Eligible Loans, any of the types of Eligible Loans listed in Schedule I-A attached to this Agreement.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

“Assignment of Leases” shall mean, with respect to any Mortgage, an assignment of leases thereunder, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the Mortgaged Property is located to reflect the assignment of leases.

“Assignment of Mortgage” shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage, subject to the terms, covenants and provisions of this Agreement.

“Attorney’s Bailee Letter” means a letter from an Acceptable Attorney, in form and substance acceptable to the applicable Buyer, wherein such Acceptable Attorney in possession of a Purchased Loan File (i) acknowledges receipt of such Purchased Loan File, (ii) confirms that such Acceptable Attorney is holding the same as bailee of the applicable Buyer under such letter and (iii) agrees that such Acceptable Attorney shall deliver such Purchased Asset File to the Custodian by not later than the third (3rd) Business Day following the Purchase Date for the related Purchased Asset.

“Availability Period” shall mean the period commencing on the date of this Agreement and ending 364 days after the date of this Agreement; provided, that, upon request by the Seller made no greater than thirty (30) days prior to the last day of the Availability Period in each succeeding year, the Buyers shall within ten (10) Business Days notify the Seller in writing whether or not the Availability Period has been extended for a new Availability Period commencing on the day on which the current Availability Period ends and ending 364 days after such date in the succeeding year.

“B Note” has the meaning given to such term in clause (ii) of the definition of Eligible Loan.

“Business Day” shall mean a day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange or banks in the State of New York, the State of Illinois, or the Cayman Islands are authorized or obligated by law or executive order to be closed.

“Buyer” shall mean either Citigroup Financial Products Inc. or Citigroup Global Markets Inc., as applicable, or any successor.

“Buyers” shall mean both of Citigroup Financial Products Inc. and Citigroup Global Markets Inc., or any successor.

“Buyer’s Margin Amount” shall mean, with respect to the Transactions as of any date, the sum of the amounts, calculated separately with respect to each Purchased Asset, obtained by application of the Buyer’s Margin Percentage for such Purchased Asset to the Repurchase Price (excluding accrued Price Differential) for such Purchased Asset as of such date.

“Buyer’s Margin Percentage” shall mean, with respect to any Transaction as of any date, the reciprocal of the “Purchase Percentage” specified for the applicable Asset Type Grouping and, in the case of an Eligible Loan, Leverage Category or, in the case of an Eligible Security,

Rating Category, as set forth in Schedule I-A attached to this Agreement (i.e., the percentage that when multiplied by the applicable percentage set forth in Schedule I-A under the heading “Purchase Percentage” equals 1.00).  The Buyer’s Margin Percentage for each of the applicable percentages set forth in Schedule I-A is set forth below:

Margin Maintenance Percentage Set Forth on Schedule I-A	Buyer’s Margin Percentage
50%	200.0000%
55%	181.8181%
60%	166.6666%
65%	153.8462%
70%	142.8571%
75%	133.3333%
80%	125.0000%
85%	117.6471%
90%	111.1111%
95%	105.2632%

With respect to a Purchased Loan (e.g., a B Note or Mezzanine Loan) which spans two or more Leverage Categories with respect to first and last Dollar LTVs, the Buyer’s Margin Percentage shall be determined based on the weighted average Buyer’s Margin Percentage for such Purchased Loan (i.e. be determined in proportion to the respective balance in each Leverage Category).

“Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of the Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, and any and all warrants or options to purchase any of the foregoing.

“Cash Management Account” shall mean a segregated interest bearing account, in the name of both Buyers, established at the Depository.

“Change of Control” shall mean either of the following events have occurred:

(i)                                     a majority of the members of the board of directors of Seller changes during any twelve (12) month period after the date hereof; or

(ii)                                  a merger, consolidation or other transaction in which a Person which is not an Affiliate acquires in excess of 50% of the voting common equity of Seller.

“Collection Period” shall mean with respect to the Remittance Date in any month, the period beginning on but excluding the Cut-off Date in the month preceding the month in which such Remittance Date occurs and continuing to and including the Cut-off Date immediately preceding such Remittance Date.

“Confirmation” shall have the meaning specified in Section 3(b) of this Agreement.

“Custodial Agreement” shall mean the Custodial Agreement, dated as of July 30, 2007, by and among the Custodian, the Seller and the Buyers.

“Custodial Delivery” shall mean the form executed by the Seller in order to deliver the Purchased Loan Schedule and the Purchased Loan File to Buyer or its designee (including the Custodian) pursuant to Section 7, a form of which is attached hereto as Exhibit IV.

“Custodian” shall mean LaSalle Bank National Association, or any successor Custodian appointed by the Buyers with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

“Cut-off Date” shall mean the second Business Day preceding each Remittance Date.

“Default” shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

“Deficit Cure Amount” shall mean, with respect to the Purchased Assets as of any date, the sum of the amounts (expressed in dollars), calculated separately with respect to each Purchased Asset, obtained by dividing (i) the Repurchase Price (excluding accrued Price Differential) of such Purchased Asset as of such date by (ii) the Purchase Percentage for such Purchased Asset, as set forth in Schedule I-A attached to this Agreement.

“Depository” shall mean LaSalle Bank National Association, or any successor Depository appointed by the Buyers with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

“Diligence Materials” shall mean the Preliminary Due Diligence Package together with the Supplemental Due Diligence List.

“Draft Appraisal” shall mean a short form appraisal, “letter opinion of value,” or any other form of draft appraisal reasonably acceptable to the Loan Buyer.

“Early Repurchase Date” shall have the meaning specified in Section 3(d) of this Agreement.

“EBITDA” shall mean, for each fiscal quarter, with respect to Seller and its consolidated Subsidiaries, an amount equal to (a) Net Income for such period (excluding the effect of any extraordinary gains or losses resulting from the sale of property or non-cash gains or losses outside the ordinary course of business) plus (b), without duplication, an amount which, in the determination of Net Income for such period, has been deducted for (i) interest expense for such period, (ii) total federal, state, foreign or other income or franchise taxes for such period, and (iii) all depreciation and amortization for such period, all as determined with respect to any consolidated subsidiary in accordance with the methodology specified in the definition of Net Income, plus (c) any nonrecurring fees and expenses incurred on or prior to the date of the execution and delivery of the Agreement, excluding (d) any non-cash reserve activity and (e) income related to participation interests which are classified as sold on the liabilities side of Seller’s balance sheet.

“Eligible Loans” shall mean any of the following types of loans, which loans are acceptable to the Loan Buyer in the good faith exercise of its sole discretion and are secured directly or indirectly by a property that is a multifamily, retail, office, industrial and hospitality property (or any other commercial property type acceptable to the Loan Buyer) and is located in the United States of America, its territories or possessions or in any other location acceptable to the Buyer in its sole discretion:

(i)                                     performing mortgage loans (including senior interests and pari passu participation interests in mortgage loans) secured by first liens on multifamily, retail, office, industrial, senior living, healthcare or hospitality properties or any other commercial property type acceptable to the Loan Buyer (referred to on Schedule I-A as the “First Mortgage” Asset Type Grouping);

(ii)                                  junior participation interests in or subordinate notes from performing whole mortgage loans secured by first liens on multifamily, retail, office, industrial, senior living, healthcare or hospitality properties or any other commercial property type acceptable to the Loan Buyer (referred to on Schedule I-A as the “B-Note” Asset Type Grouping);

(iii)                               performing mezzanine loans (or participation interests in mezzanine loans) secured by pledges of the entire (or such lesser percentage as the Loan Buyer may agree to) equity ownership interests in entities that directly or indirectly through one or more intervening subsidiaries own multifamily, retail, office, industrial, senior living, healthcare or hospitality properties or any other commercial property type acceptable to the Loan Buyer (referred to on Schedule I-A as the “Mezzanine Loan” Asset Type Grouping); and

(iv)                              any other loan (including Preferred Equity) which does not conform to the criteria set forth in clauses (i)–(iii) above and the Loan Buyer elects in the good faith exercise of its sole discretion to purchase; provided, however, that non-performing loans shall not be Eligible Loans for purposes of this Agreement.

“Eligible Securities” shall mean commercial mortgage backed securities that (a) have a rating of B+ or higher from Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. or Fitch, Inc. and/or B1 or higher from Moody’s Investors Services, Inc. and (b) are otherwise acceptable to the Securities Buyer in its sole discretion; provided, however, that with respect to any commercial mortgage backed securities which are rated by more than one Rating Agency, the lowest rating shall apply.

“Environmental Law” shall mean, any federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq.; and the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

“ERISA Affiliate” shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member.

“Event of Default” shall have the meaning specified in Section 14 of this Agreement.

“Extension Fee” shall mean the fee, payable on the last day of the final Availability Period hereunder, equal to the product of (x) [****] multiplied by (y) the aggregate Repurchase Price for the outstanding Transactions for which the Seller has exercised its right to extend the Repurchase Date (as described in the definition of “Repurchase Date”).

“Facility Amount” shall mean $250,000,000. Notwithstanding the foregoing, the Seller shall have the unilteral right at any time to notify the Buyers in writing that the Facility Amount is being reduced below $250,000,000.

“Filings” shall have the meaning specified in Section 6 of this Agreement.

“First Mortgage” has the meaning given to such term in clause (i) of the definition of Eligible Loan.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

“Funding Fee” shall mean, with respect to each Transaction, the fee equal to the product of (x) [****] multiplied by (y) the related Purchase Price (or funds transferred to Seller as Margin Excess, if applicable), which shall be due and payable pursuant to Section 3(f) of this Agreement.  Notwithstanding anything in this Agreement to the contrary, the maximum amount of Funding Fees which the Buyer shall be entitled to receive under this Agreement shall equal [****] (i.e. once the Buyer shall have received an aggregate amount of Funding Fees equal to such amount, then from and after such date, no additional Funding Fees shall be due and payable on any Purchase Date).

“Fixed Charge Ratio” shall mean, with respect to any period, the ratio of (a) EBITDA for such period to (b) the sum of (i) interest expense (excluding interest expense attributable to participation interests which are classified as sold on the liabilities side of Seller’s balance sheet) and (ii) preferred dividends (specifically excluding any convertible trust preferred dividends) paid by Seller during such period.

“GAAP” shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

“Governmental Authority” shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Ground Lease” shall mean a ground lease containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options) of the greater of the remaining amortization term of the Purchased Loan plus ten years or, if there is no amortization term in the underlying Purchased Loan, 40 years; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor or with such consent given; (c) the obligation of the lessor to give the holder of any mortgage lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.

“Hedging Transactions” shall mean, with respect to any or all of the Purchased Loans, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller with Buyer or an Affiliate of Buyer or one or more other counterparties reasonably acceptable to the Buyer.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

 “Income” shall mean, with respect to any Purchased Asset at any time, the sum of (x) any principal thereof and all interest, dividends or other distributions thereon and (y) all net sale proceeds received by Seller or any Affiliate of Seller in connection with a sale of such Purchased Asset.

“Indebtedness” shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

“Indemnified Amounts” and “Indemnified Parties” shall have the meaning specified in Section 27 of this Agreement.

“ISDA Master Agreement” shall mean any ISDA Master Agreement (including respective schedules, annexes and confirmations) executed by the Seller and Buyer or an Affiliate of the Buyer in connection with a Hedging Transaction.

“Leverage Category” shall mean any of the categories, based on the applicable LTV Range, designated as “Less than 50%,” “50.01% to 55.00%,” “55.01% to 60.00%,” “60.01% to 65.00,” “65.01 to 70.00%,” “70.01% to 75.00%,” “75.01% to 80.00%,” “80.01% to 85.00%” and “85.01% to 90.00%,” listed in Schedule I-A attached to this Agreement.

“LIBOR” shall mean the rate per annum calculated as set forth below:

(i)                                     On each Pricing Rate Determination Date, LIBOR for the next Pricing Rate Period will be the rate for deposits in United States dollars for a one-month period which appears on Dow Jones Market Service (formerly Telerate) Page 3750 as of 11:00 a.m., London time, on such date; or

(ii)                                  On any Pricing Rate Determination Date on which no such rate appears on Dow Jones Market Service (formerly Telerate) Page 3750 as described above, LIBOR for the next Pricing Rate Period will be determined on the basis of the arithmetic mean of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period.

All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounding upwards).

“LIBO Rate” shall mean, with respect to any Pricing Rate Period pertaining to a Transaction, a rate per annum determined for such Pricing Rate Period in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

LIBOR
1 – Reserve Requirement

“LIBOR Transaction” shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the LIBO Rate.

“LTV” and “LTV Range” shall have the respective meanings given to such terms in Schedule I-A attached hereto.

“Margin Deficit” shall have the meaning specified in Section 4(a) hereof.

“Margin Excess” shall have the meaning specified in Section 4(b) hereof.

“Margin Notice Deadline” shall mean 10:00 a.m. (New York City time).

“Market Value” shall mean (A) with respect to any Purchased Security as of any relevant date, the market value for such Purchased Security on such date, as determined by Securities Buyer in its good faith business judgment or (B) with respect to any Purchased Loan as of any relevant date, the lesser of (x) the market value for such Purchased Loan on such date, as determined by Loan Buyer in its good faith business judgment and (y) 100% of the outstanding principal balance of such Purchased Loan

“Mezzanine Asset,” “Mezzanine Borrower” and “Mezzanine Collateral” shall have the respective meanings specified in Exhibit VI.

“Mezzanine Loan” has the meaning given to such term in clause (iii) of the definition of Eligible Loan.

“Mezzanine Loan Documents” shall have the meaning specified in Exhibit VI.

“Mezzanine Note” shall mean a note or other evidence of indebtedness of the direct or indirect owner or owners of all (or such lesser percentage as the Loan Buyer may agree to) equity or ownership interests in an underlying real property owner secured by a pledge of such ownership interests.

“Moody’s” shall mean Moody’s Investor Service, Inc.

“Mortgage” shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first lien on or a first priority ownership interest in an estate in fee simple in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

“Mortgage Note” shall mean a note or other evidence of indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property” shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagee” shall  mean the record holder of a Mortgage Note secured by a Mortgage.

“Mortgagor” shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

“Multiemployer Plan” shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title IV of ERISA.

“Net Income” shall mean, for any period, the consolidated net income for such period of Seller as reported in Seller’s public financial statements prepared in accordance with GAAP.

“New Asset” shall mean an Eligible Loan or Eligible Security that Seller proposes to be included as a Purchased Asset.

“Originated Asset” shall mean any Eligible Loan whose Purchased Loan Documents were prepared by Seller.

“Permitted Purchased Loan Modification” shall mean any modification or amendment of a Purchased Loan which is not a Significant Purchased Loan Modification.

“Person” shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

“Plan” shall mean an employee benefit or other plan established or maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

“PML” shall have the meaning specified in Exhibit VI.

“Pre-Existing Asset” shall mean any Eligible Loan that is not an Originated Asset.

“Preferred Equity” shall mean a performing current pay preferred equity position (with a put or synthetic maturity date structure replicating a debt instrument) representing the entire equity ownership interest in entities that own income producing commercial real estate.

“Preliminary Due Diligence Package” shall mean with respect to any New Asset, a summary memorandum outlining the proposed transaction, including, to the best of Seller’s knowledge, potential transaction benefits and all material underwriting risks, all Underwriting  Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with the following due diligence information relating to the New Asset to be provided by Seller to the applicable Buyer pursuant to this Agreement (to the extent applicable):

With respect to each Eligible Loan:

(i)                                     all material documents which Seller has in its possession that relate to such New Asset, which material documents shall, as a general guideline, contain information consistent with the Asset Information;

(ii)                                  current rent roll, if applicable;

(iii)                               cash flow pro-forma, plus historical information, if available;

(iv)                              description of the Mortgaged Property and the ownership structure of the borrower and the sponsor (including, without limitation, the board of directors, if applicable);

(v)                                 indicative debt service coverage ratios;

(vi)                              indicative loan-to-value ratio;

(vii)                           term sheet outlining the transaction generally;

(viii)                        Seller’s relationship with the Mortgagor, if any; and

(ix)                                with respect to any New Asset that is Pre-Existing Asset, a complete description of the legal structure and documentation thereof; and

(x)                                   any exceptions to the representations and warranties set forth in Exhibit VI to this Agreement as may be contained in an internal memorandum or offering document prepared by a third party.

With respect to each Eligible Security:

(i)            to the extent in the possession of the Seller, the following:

(A)          term sheet

(B)           pre-sale report

(C)           private placement memorandum, offering memorandum, preliminary prospectus, final prospectus or similar documentation;

(ii)           loan data disk;

(iii)          materials furnished to the Rating Agencies in connection with the issuance of the Eligible Securities, to the extent provided to Seller;

(iv)          Securitization Documents;

(v)           remittance report for most recent period in Seller’s possession;

(vi)          quarterly remittance reports in Seller’s possession;

(vii)         accounting reports delivered with respect to the Eligible Security in Seller’s possession; and

(viii)        legal opinions delivered with respect to the Eligible Security in Seller’s possession.

“Price Differential” shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price (excluding accrued Price Differential) for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to the applicable Buyer with respect to such Transaction).

“Pricing Rate” shall mean, for any Pricing Rate Period, an annual rate equal to the LIBO Rate for such Pricing Rate Period plus the relevant Applicable Spread for such Transaction and shall be subject to adjustment and/or conversion as provided in Sections 3(g) and 3(h) of this Agreement.

“Pricing Rate Determination Date” shall mean with respect to any Pricing Rate Period with respect to any Transaction, the second (2nd) Business Day preceding the first day of such Pricing Rate Period.

“Pricing Rate Period” shall mean, (a) in the case of the first Pricing Rate Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Remittance Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including such Remittance Date and ending on and excluding the following Remittance Date.

“Prime Rate” shall mean the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates).

“Principal Payment” shall mean, with respect to any Purchased Loan or Purchased Security, any payment or prepayment of principal received by the Depository in respect thereof.

“Purchase Date” shall mean any date on which Purchased Loans or Purchased Securities are to be transferred by Seller to the applicable Buyer.

“Purchase Percentage” shall mean, with respect to any Transaction as of any day, the “Purchase Percentage” specified for the applicable Asset Type Grouping and, in the case of an Eligible Loan, Leverage Category or, in the case of an Eligible Security, Rating Category, as set forth in Schedule I-A attached to this Agreement or another amount agreed upon by the applicable Buyer and Seller.  With respect to a Purchased Loan (e.g., a B-Note or Mezzanine Loan) which spans two or more Leverage Categories with respect to first and last Dollar LTVs, the Purchase Price shall be determined based on the weighted average Purchase Percentage for such Purchased Loan (i.e. be determined in proportion to the respective balance in each Leverage Category).

“Purchase Price” shall mean, with respect to any Purchased Asset, the price at which such Purchased Asset is transferred by Seller to Buyer on the applicable Purchase Date.  The Purchase Price as of any Purchase Date for any Purchased Asset shall be an amount (expressed in dollars) equal to the product obtained by multiplying (i) the Market Value of such Purchased Asset by (ii) the “Purchase Percentage” for such Purchased Asset, as set forth in Schedule I-A attached to this Agreement; provided, that notwithstanding the foregoing, the Seller may request that the Purchase Price set forth in a Confirmation be determined by applying a percentage lower than the Purchase Percentage set forth in Schedule I-A attached to this Agreement (and in such event the Seller shall have the right from time to time thereafter to request that the Buyer increase the related Purchase Price in a new Transaction subject only to the satisfaction of clauses (A), (C) and (E) of the definition of Transaction Conditions Precedent).

“Purchased Asset” shall mean the Purchased Securities and/or the Purchased Loans.

“Purchased Loan File” shall mean the documents specified as the “Purchased Loan File” in Section 7(e), together with any additional documents and information required to be delivered to Buyer or its designee (including the Custodian) pursuant to this Agreement.

“Purchased Loan Documents” shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

“Purchased Loans” shall mean (i) with respect to any Transaction, the Eligible Loans sold by Seller to Buyer in such Transaction and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any additional assets delivered by Seller to Buyer pursuant to Section 4(a) of this Agreement.

“Purchased Loan Schedule” shall mean a schedule of Purchased Loans attached to each Trust Receipt and Custodial Delivery, which may but is not required to, contain information substantially similar to the Asset Information.

“Purchased Securities” shall mean, (i) with respect to any Transaction, the Eligible Securities sold by Seller to Buyer in such Transaction, and (ii) with respect to the Transactions in general, all Eligible Securities sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to Section 4(a) of this Agreement.

“Rating Agency” shall mean any of Fitch Inc., Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies.

“Rating Category” shall mean any of the categories, based on the applicable rating, designated as “unrated,” “B-,” “B,” “B+,” “BB-,” “BB,” “BB+,” “BBB-,” “BBB,” listed in Schedule I-A attached to this Agreement.

“Recourse Debt to Equity Ratio” shall mean the ratio of Total Recourse Indebtedness to Tangible Net Worth.

“Reference Banks” shall mean banks each of which shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market and (ii) have an established place of business in London.  Initially, the Reference Banks shall be JPMorgan Chase Bank, Barclays Bank, Plc and Citibank, N.A.  If any such Reference Bank should be unwilling or unable to act as such or if the applicable Buyer shall terminate the appointment of any such Reference Bank or if any of the Reference Banks should be removed from the Reuters Monitor Money Rates Service or in any other way fail to meet the qualifications of a Reference Bank, the applicable Buyer in the exercise of its good faith business judgment may designate alternative banks meeting the criteria specified in clauses (i) and (ii) above.

“Relevant System” shall mean (a) The Depository Trust Company in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Buyer.

“REMIC” shall mean a real estate mortgage investment conduit, within the meaning of Section 860D(a) of the Code.

“Remittance Date” shall mean the twentieth (20th) calendar day of each month, or the next succeeding Business Day, if such calendar day shall not be a Business Day, or such other day as is mutually agreed to by Seller and the applicable Buyer.

“Replacement Asset” shall have the meaning specified in Section 14(b)(ii) of this Agreement.

“Repurchase Date” shall mean, with respect to each Transaction, the [twentieth (20th)] day of each calendar month or if such day is not a Business Day, the immediately succeeding Business Day; provided, that notwithstanding the foregoing, so long as no Event of Default on the part of the Seller has occurred and is continuing, the aforementioned Repurchase Date shall be automatically extended and recur on the [twentieth (20th)] day (or if such day is not a Business Day, the immediately succeeding Business Day) in each succeeding calendar month; provided further, that in the event the Availability Period is not extended as described in the proviso to the definition of “Availability Period,” then (x) the Seller shall have the one time right exercisable at or prior to the end of the then-current Availability Period to notify the applicable Buyer in writing that it is extending the Repurchase Date with respect to any or all outstanding Transactions to the second (2nd) anniversary of the end of the then current Availability Period subject to payment of the Extension Fee set forth in Section 3(f) or (y) if the Seller does not deliver the extension notice pursuant to the immediately preceding clause (x), the Repurchase Date shall be accelerated and shall occur on the last day of the Availability Period.

“Repurchase Price” shall mean, with respect to any Purchased Securities or Purchased Loans as of any date, the price at which such Purchased Securities or Purchased Loans are to be transferred from the applicable Buyer to Seller upon termination of the related Transaction; such price will be determined in each case as the sum of the Purchase Price of such Purchased Securities or Purchased Loans and the accrued but unpaid Price Differential with respect to such Purchased Securities or Purchased Loans as of the date of such determination, minus all Income and cash actually received by the applicable Buyer in respect of such Transaction pursuant to Sections 4(a), 4(d), 5(c), 5(d) and 5(e) of this Agreement all as shall be notified by the applicable Buyer to the Custodian in writing or electronic transmission.

“Requirement of Law” shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other governmental authority whether now or hereafter enacted or in effect.

“Reserve Requirement” shall mean, with respect to any Pricing Rate Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of such Board of Governors) maintained by the Buyer.

“Reset Date” shall mean, with respect to any Pricing Rate Period, the second Business Day preceding the first day of such Pricing Rate Period with respect to any Transaction.

“Securities Buyer” shall mean Citigroup Global Markets Inc., or any successor.

“Securitization Document” shall mean, with respect to any Eligible Securities, any pooling and servicing agreement or other agreement governing the issuance and administration of such Eligible Securities.

“Seller” shall mean Capital Trust, Inc., a Maryland corporation.

“Servicing Agreement” shall have the meaning specified in Section 29(b).

“Servicing Records” shall have the meaning specified in Section 29(b).

“Significant Purchased Loan Modification” means any modification or amendment of a Purchased Loan which

(i)            reduces the principal amount of the Purchased Loan in question other than (1) with respect to a dollar-for-dollar principal payment or (2) reductions of principal to the extent of deferred, accrued or capitalized interest added to principal which additional amount was not taken into account by Loan Buyer in determining the related Purchase Price,

(ii)           increases the principal amount of a Purchased Loan other than increases which are derived from accrual or capitalization of deferred interest which is added to principal or protective advances,

(iii)          modifies the regularly scheduled payments of principal and non-contingent interest of the Purchased Loan in question,

(iv)          changes the frequency of scheduled payments of principal and interest in respect of a Purchased Loan,

(v)           subordinates the lien priority of the Purchased Loan in question or the payment priority of the Purchased Loan in question other than subordinations required under the then existing terms and conditions of the Purchased Loan in question (provided, however, the foregoing shall not preclude the execution and delivery of subordination, nondisturbance and attornment agreements with tenants, subordination to tenant leases, easements, plats of subdivision and condominium declarations and similar instruments which in the commercially reasonable judgment of the Seller do not materially adversely affect the rights and interest of the holder of the Purchased Loan in question),

(vi)          releases any asset for the Purchased Loan in question other than releases required under the then existing Purchased Loan documents or releases in connection with eminent domain or under threat of eminent domain,

(vii)         waives, amends or modifies any cash management or reserve account requirements of the Purchased Loan other than changes required under the then existing Purchased Loan documentation, or

(viii)        waives any due-on-sale or due-on-encumbrance provisions of the Purchased Loan in question other than waivers required to be given under the then existing Purchased Loan documents, or

(ix)           with respect to Preferred Equity only, modifies or amends in any material respect the organizational agreement or other document that creates and establishes the rights and remedies of the Preferred Equity.

“Subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Supplemental Due Diligence List” shall mean, with respect to any New Asset, information or deliveries concerning the New Asset that Buyer shall reasonably request in addition to the Preliminary Due Diligence Package.

“Survey” shall mean a certified ALTA/ACSM (or applicable state standards for the state in which the Asset is located) survey of a Mortgaged Property prepared by a registered independent surveyor or engineer and in form and content satisfactory to the Buyer and the company issuing the Title Policy for such Property.

“Tangible Net Worth” shall mean, as of any date of determination, (a) all amounts which would be included under capital (it being agreed that any convertible trust preferred securities and any unfunded commitments or capital which can be drawn will be included as capital) on the balance sheet of Seller at such date, determined in accordance with GAAP as of such date, less (b)(i) amounts owing to Seller from Affiliates and (ii) intangible assets of the Seller as of such date.

“Target Price” shall mean, with respect to any Purchased Asset as of any date, the amount (expressed in dollars) obtained by multiplying (i) the Market Value of such Purchased Asset as of such date by (ii) the Purchase Percentage for such Purchased Asset, as set forth in Schedule I-A attached to this Agreement.

“Title Exceptions” shall have the meaning specified in Exhibit VI.

“Total Debt to Equity Ratio” shall mean the ratio of Total Indebtedness to Tangible Net Worth.

“Total Indebtedness” shall mean, for any period, the aggregate Indebtedness of Seller and its consolidated Subsidiaries during such period (including, without limitation, off-balance sheet Indebtedness), less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP, provided that the calculation of Total Indebtedness will exclude (i) amounts of liabilities resulting from the sale of participation interests classified as participations sold on the liabilities side of Seller’s balance sheet, (ii) liabilities resulting from consolidation of debt associated with securitizations where Seller has no recourse obligation for the debt and which debt was not issued by Seller or its Subsidiaries and (iii) liabilities resulting from the consolidation of vehicles managed by Seller or a Subsidiary of Seller where Seller has less than a 50% equity interest.

“Total Recourse Indebtedness” shall mean, for any period, the aggregate Indebtedness of Seller and its consolidated Subsidiaries during such period (including, without limitation, off-balance sheet Indebtedness), less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP, provided that the calculation of Total Indebtedness will exclude (i) amounts of liabilities resulting from the sale of participation interests classified as participations sold on the liabilities side of Seller’s balance sheet, (ii) liabilities resulting from consolidation of debt incurred by wholly owned Subsidiaries of the Seller where Seller has no recourse obligation for the debt and (iii) liabilities resulting from the consolidation of vehicles managed by Seller or a Subsidiary of the Seller where Seller has less than a 50% equity interest.

“Transaction Conditions Precedent” shall have the meaning specified in Section 3(b) of this Agreement.

“Transaction Documents” shall mean, collectively, this Agreement, any applicable Annexes to this Agreement, the Custodial Agreement and all Confirmations executed pursuant to this Agreement in connection with specific Transactions.

“Trustee” shall mean, with respect to any Eligible Securities, the trustee under the Securitization Document applicable to such Eligible Securities for each Transaction.

“Trust Receipt” shall mean a trust receipt issued by Custodian to the applicable Buyer confirming the Custodian’s possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of the applicable Buyer (or any other holder of such trust receipt) or a bailment arrangement with counsel or other third party acceptable to the applicable Buyer in its sole discretion.

“UCC” shall have the meaning specified in Section 6 of this Agreement.

“UCC-9 Policy” and “Underlying Property Owner” shall have the meanings specified in Exhibit VI.

“Underlying Mortgaged Property” shall mean, in the case of any:

(a)                                  B Note, the Mortgaged Property securing such B Note (if the B Note is a debt instrument), or the Mortgaged Property securing the Mortgage Loan in which such B Note represents a junior participation (if the B Note is a participation interest); or

(b)                                 Mezzanine Loan, the Mortgaged Property that is owned by the Person the Capital Stock of which is pledged as security for such Mezzanine Loan; or

(c)                                  Preferred Equity, Mortgaged Property that is owned by the entity whose equity ownership interest is represented by such Preferred Equity.

“Underwriting Issues” shall mean, with respect to any Asset as to which Seller intends to request a Transaction, all material information that has come to Seller’s attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially “negative” factor (either separately or in the aggregate with other information), or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a reasonable institutional mortgage buyer in determining whether to originate or acquire the Asset in question.

3.             INITIATION; CONFIRMATION; TERMINATION; FEES

(a)           Subject to the terms and conditions set forth in this Agreement (including, without limitation, the “Transaction Conditions Precedent” specified in Section 3(b) of this Agreement), an agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below; provided, however, that (i) the aggregate Repurchase Price (excluding accrued Price Differential with respect to the Purchased Securities and Purchased Loans as of the date of determination) for all Transactions shall not exceed the Facility Amount and (ii) the Buyers shall not have any obligation to enter into Transactions with the Seller after the end of the Availability

Period.  Seller shall give the applicable Buyer written notice of each proposed Transaction and the applicable Buyer shall inform Seller of its determination with respect to any assets proposed to be sold to the applicable Buyer by Seller solely in accordance with Exhibit VIII attached hereto.  The applicable Buyer shall have the right to review all Eligible Loans and Eligible Securities proposed to be sold to such Buyer in any Transaction and to conduct its own due diligence investigation of such Eligible Loans and Eligible Securities as such Buyer reasonably determines.  Each Buyer shall be entitled to make a determination, in the exercise of its good faith sole discretion, that it shall or shall not purchase any or all of the assets proposed to be sold to such Buyer by Seller.  Notwithstanding the foregoing, Seller shall not initiate, and Securities Buyer shall not have any obligation to enter into, any Transaction with respect to Eligible Securities rated below investment grade by any Rating Agency, if the aggregate outstanding Repurchase Price of all Purchased Securities rated below investment grade would exceed 20% of the Facility Amount.

(b)           Upon agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent (as hereinafter defined) shall have been satisfied (or waived by the applicable Buyer), Seller shall promptly deliver to the applicable Buyer a written confirmation in the form of Exhibit I attached hereto of each Transaction or such other form as may be provided by Buyers from time to time (a “Confirmation”).  Such Confirmation shall describe the Purchased Securities (including CUSIP number, if any) and/or Purchased Loans, shall identify the applicable Buyer and Seller, and shall set forth:

(i)                                     the Purchase Date,

(ii)                                  the Purchase Price for such Purchased Securities and/or Purchased Loans,

(iii)                               the Repurchase Date,

(iv)                              the Pricing Rate applicable to the Transaction (including the Applicable Spread) and

(v)                                 any additional terms or conditions not inconsistent with this Agreement.

With respect to any Transaction, the Pricing Rate shall be determined initially on the Pricing Rate Determination Date applicable to the first Pricing Rate Period for such Transaction, and shall be reset on each Reset Date for the next succeeding Pricing Rate Period for such Transaction. The applicable Buyer or its agent shall determine in accordance with the terms of this Agreement the Pricing Rate on each Pricing Rate Determination Date for the related Pricing Rate Period and notify Seller of such rate for such period on the Reset Date.  For purposes of this Section 3(b), the “Transaction Conditions Precedent” shall be deemed to have been satisfied with respect to any proposed Transaction if:

(A)                              no Default or Event of Default (in each case, other than with respect to a Buyer) under this Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

(B)                                Seller shall have demonstrated to the reasonable satisfaction of the applicable Buyer in writing the acquisition cost of such Purchased Asset (including therein reasonable supporting documentation required by the applicable Buyer, if any);

(C)                                the representations and warranties made by Seller in any of the Transaction Documents shall be true and correct in all material respects as of the Purchase Date for such Transaction (except to the extent such representations and warranties are made as of a particular date);

(D)                               the applicable Buyer shall have (A) determined, in accordance with the applicable provisions of Section 3(a) of this Agreement, that the assets proposed to be sold to the applicable Buyer by Seller in such Transaction are Eligible Securities and/or Eligible Loans and (B) approved the inclusion of such Eligible Loan as a Purchased Loan in a Transaction;

(E)                                 Seller and Buyer shall have executed the related Confirmation; and

(F)                                 Seller shall have paid to Buyer the Funding Fee, if any, due and payable (which amount, upon the agreement of Buyer and Seller, may be held back from funds remitted to Seller by Buyer).

(c)           Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby.  In the event of any conflict between the terms of such Confirmation and the terms of this Agreement, the Confirmation shall prevail.

(d)           No Transaction shall be terminable on demand by a Buyer (other than upon the occurrence and during the continuance of an Event of Default by Seller).  Seller shall be entitled to terminate a Transaction on demand, in whole or in part, and repurchase any or all of the Purchased Securities and/or Purchased Loans subject to a Transaction on any Business Day prior to the Repurchase Date (an “Early Repurchase Date”); provided, however, that:

(i)                                     Seller notifies Buyer in writing of its intent to terminate such Transaction and repurchase such Purchased Securities and/or Purchased Loans no later than two (2) Business Days (or such shorter period of time as Buyer may consent to, such consent not to be unreasonably withheld, delayed or conditioned) prior to such Early Repurchase Date, and

(ii)                                  on such Early Repurchase Date Seller pays to the applicable Buyer an amount equal to the sum of the Repurchase Price for such Transaction and any other amounts payable under this Agreement (including, without limitation, Section 3(i) of this Agreement) with respect to such Transaction against transfer to the Seller or its agent of such Purchased Securities and/or Purchased Loans.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Securities and/or Purchased Loans to be repurchased on such Early Repurchase Date.

(e)           On the Repurchase Date, termination of the Transactions will be effected by transfer to Seller or its agent of the Purchased Securities and Purchased Loans and any Income in respect thereof received by the applicable Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5 of this Agreement) against the simultaneous transfer of the Repurchase Price to an account of the applicable Buyer.

(f)            On each Purchase Date and on each date on which funds representing Margin Excess are transferred by Buyer to Seller, Seller shall pay to Buyer the related Funding Fee, if any.  Seller shall pay to Buyer a non-refundable Extension Fee on the date on which the Seller delivers to the Buyer the extension notice contemplated in the second proviso to the definition of “Repurchase Date” if Seller elects to extend the Repurchase Date to the second anniversary of the end of the then current Availability Period pursuant to the definition of “Repurchase Date”.

(g)           If prior to the first day of any Pricing Rate Period with respect to any Transaction, (i) Buyer shall have determined in the exercise of its reasonable business judgment (which determination shall be conclusive and binding upon Seller) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Pricing Rate Period, or (ii) the LIBO Rate determined or to be determined for such Pricing Rate Period will not adequately and fairly reflect the cost to the applicable Buyer (as determined and certified by such Buyer) of making or maintaining Transactions during such Pricing Rate Period, the applicable Buyer shall give telecopy or telephonic notice thereof to Seller as soon as practicable thereafter.  If such notice is given, the Pricing Rate with respect to such Transaction for such Pricing Rate Period, and for any subsequent Pricing Rate Periods until such notice has been withdrawn by the applicable Buyer, shall be a per annum rate equal to the Prime Rate (the “Alternative Rate”).

(h)           Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for a Buyer to effect Transactions as contemplated by the Transaction Documents, (a) the commitment of such Buyer hereunder to enter into new Transactions and to continue Transactions as such shall forthwith be canceled, and (b) the Transactions then outstanding shall be converted automatically to Alternative Rate Transactions on the last day of the then current Pricing Rate Period or within such earlier period as may be required by law.  If any such conversion of a Transaction occurs on a day which is not the last day of the then current Pricing Rate Period with respect to such Transaction, Seller shall pay to the applicable Buyer such amounts, if any, as may be required pursuant to Section 3(i) of this Agreement.

(i)            Upon demand by a Buyer, Seller shall indemnify such Buyer and hold such Buyer harmless from any net actual, out-of-pocket loss or expense (not to include any lost profit or opportunity) (including, without limitation, actual reasonable attorneys’ fees and disbursements) which such Buyer may sustain or incur as a consequence of (i) default by the Seller in terminating any Transaction after the Seller has given a notice in accordance with Section 3(d) of a termination of a Transaction, (ii) any payment of the Repurchase Price on any day other than a Remittance Date or the Repurchase Date (including, without limitation, any such actual, out-of-pocket loss or expense arising from the reemployment of funds obtained by such Buyer to maintain Transactions hereunder or from customary and reasonable fees payable to terminate the deposits from which such funds were obtained) or (iii) a default by Seller in selling Eligible Loans or Eligible Securities after Seller has notified such Buyer of a proposed Transaction and such Buyer has agreed to purchase such Eligible Loans or Eligible Securities in accordance with the provisions of this Agreement.  A certificate as to such actual costs, losses, damages and expenses, setting forth the calculations therefor shall be submitted promptly by the applicable Buyer to Seller and shall be prima facie evidence of the information set forth therein.

(j)            If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by a Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over such Buyer made subsequent to the date hereof:

(i)                                     shall subject such Buyer to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Security or Purchased Loan or any Transaction, or change the basis of taxation of payments to such Buyer in respect thereof (except for income taxes and any changes in the rate of tax on such Buyer’s overall net income);

(ii)                                  shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of a Buyer which is not otherwise included in the determination of the LIBO Rate hereunder; or

(iii)                               shall impose on a Buyer any other condition;

and the result of any of the foregoing is to increase the cost to such Buyer, by an amount which such Buyer deems, in the exercise of its reasonable business judgment, to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof, then, in any such case, Seller shall promptly pay such Buyer, upon its demand, any additional amounts necessary to compensate Buyer for such increased cost or reduced amount receivable.  If a Buyer becomes entitled to claim any additional amounts pursuant to this Section 3(j), it shall, within ten (10) Business Days of such event, notify Seller of the event by reason of which it has become so entitled except that Seller shall not be liable for any additional amounts under this Section 3(j) with respect to any period more than 90 days prior to the date that Seller receives notice thereof from a Buyer.  Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by the applicable Buyer to Seller and shall be prima facie evidence of such additional amounts.  This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

(k)           If a Buyer shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Buyer or any corporation controlling such Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Buyer, in the exercise of its reasonable business judgment, to be material, then from time to time, after submission by such Buyer to Seller of a written request therefor, Seller shall pay to such Buyer such additional amount or amounts as will compensate such Buyer for such reduction.  Such notification as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by such Buyer to Seller and shall be prima facie evidence of such additional amounts.  This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

(l)            If any of the events described in Section 3(g), Section 3(h), Section 3(j) or Section 3(k) result in Buyer’s election to use the Alternative Rate or Buyer’s request for additional amounts, then Seller shall have the option to notify Buyer in writing of its intent to terminate the Transactions and repurchase the Purchased Loans and Purchased Securities no later than one (1) Business Day after notice is given to Buyer in accordance with Section 3(l).  The election by Seller to terminate the Transactions in accordance with this Section 3(l) shall not relieve Seller for liability with respect to any additional amounts or increased costs actually incurred by Buyer prior to the actual repurchase of the Purchased Loans and Purchased Securities.

(m)          Seller shall have the right, from time to time, to notify Buyer that Seller intends on transferring cash to Buyer for the purpose of reducing the Repurchase Price on, but not terminating, a Transaction for a Purchased Security or Purchased Loan on any date before the Repurchase Date (and, in such event, the Seller shall have the right from time to time thereafter to request that the Buyer increase the related Purchase Price as Margin Excess in a new Transaction).  If any notice is given by Seller under Section 3(m) of this Agreement at or prior to 3:00 p.m. (New York City time), then the Seller may transfer cash as provided above on the next following Business Day after the giving of such notice.  If any notice is given by Seller under Section 3(m) of this Agreement after 3:00 p.m. (New York City time), then the Seller may transfer cash as provided above on the second following Business Day after the giving of such notice.

4.             MARGIN MAINTENANCE

(a)           If at any time, the Market Value of all of the Purchased Securities or all of the Purchased Loans in the aggregate shall be less than the Buyer’s Margin Amount for all of the Purchased Securities or all of the Purchased Loans in the aggregate (a “Margin Deficit”), then the applicable Buyer may by notice to Seller (which notice shall set forth in reasonable detail such Buyer’s calculation of such Margin Deficit) require Seller to transfer to such Buyer (A) cash or (B) additional assets acceptable to such Buyer in its sole and absolute discretion, so that the sum obtained by adding the Market Value of all of the Purchased Securities or all of the Purchased Loans in the aggregate plus such cash and additional assets shall equal or exceed the

Deficit Cure Amount for all of the Purchased Securities or all of the Purchased Loans as of the same date.

(b)           If at any time the Market Value of any Purchased Asset multiplied by the Purchase Percentage for such Purchased Asset shall be greater than the Repurchase Price (excluding Price Differential) for the Transaction relating to such Purchased Asset (a “Margin Excess”) then the Seller may by notice to Buyer require Buyer to transfer to Seller cash in an amount up to the Margin Excess; provided, that any such transfer of cash (1) shall not be in an amount less than $500,000, (2) shall be deemed a new Transaction for purposes of this Agreement with a new Purchase Date and be evidenced by amended and restated Confirmations, (3) shall not be available to Seller if an Event of Default on the part of Seller has occurred and is continuing and (4) shall be subject to payment of the Funding Fee, if any (other than in the circumstance where the Seller has reduced the Repurchase Price pursuant to Section 3(m) of this Agreement and such transfer of cash represents a re-advance of amounts for which a Funding Fee was previously paid).

(c)           If any notice is given by a Buyer under Section 4(a) of this Agreement on any Business Day at or prior to the Margin Notice Deadline, the Seller shall transfer cash or additional assets as provided in Section 4(a) by no later than the next following Business Day after the giving of such notice.  If any notice is given by a Buyer under Section 4(a) of this Agreement on any Business Day after the Margin Notice Deadline, the Seller shall transfer cash or additional assets as provided in Section 4(a) by no later than the second following Business Day after the giving of such notice.  If any notice is given by Seller under Section 4(b) of this Agreement prior to the close of business on any Business Day, the Buyer shall transfer cash as provided in Section 4(b) no later than the close of business in the relevant market on the following Business Day.  Notice required pursuant to Section 4(a) or 4(b) of this Agreement may be given by any means of telecopier or telegraphic transmission and shall be delivered in accordance with the terms of this Agreement.  The failure of a Buyer or Seller, on any one or more occasions, to exercise its rights under Section 4(a) or 4(b) of this Agreement shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of a Buyer or Seller to do so at a later date.  Each Buyer and Seller agree that any failure or delay by a Buyer or Seller to exercise its rights under Section 4(a) or 4(b) of this Agreement shall not limit such party’s rights under this Agreement or otherwise existing by law or in any way create additional rights for such party.

(d)           Any cash transferred to a Buyer pursuant to Section 4(a) of this Agreement with respect to any Purchased Securities or any Purchased Loans shall be attributed to the Repurchase Price of such Purchased Security or Purchased Loan, respectively, for which there was a Margin Deficit.  The amount of any cash transferred by Buyer pursuant to Section 4(b) of this Agreement with respect to any Purchased Security or Purchased Loan, respectively, shall increase the Repurchase Price of the relevant Transaction by such amount.

5.             INCOME PAYMENTS AND PRINCIPAL PAYMENTS

(a)           The Cash Management Account shall be established at the Depository concurrently with the execution and delivery of this Agreement by Seller and the Buyers.  The Buyers shall have sole dominion and control over the Cash Management Account.  All Income in respect of the Purchased Assets and any payments in respect of associated Hedging Transactions, as well as any interest received from the reinvestment of such Income, shall be deposited directly into the Cash Management Account and shall be remitted by the Depository in accordance with the applicable provisions of Sections 5(b), 5(c), 5(d), 5(e) and 14(b)(i) of this Agreement.

(b)           With respect to each Purchased Loan, Seller shall deliver to each Mortgagor, issuer of a participation or borrower under a Purchased Loan an irrevocable direction letter in the form attached as Exhibit III to this Agreement instructing the Mortgagor, issuer of a participation or borrower to pay all amounts payable under the related Purchased Loan to the Cash Management Account and shall provide to Loan Buyer proof of such delivery.  If a Mortgagor, issuer of a participation or borrower forwards any Income with respect to a Purchased Loan to Seller rather than directly to the Cash Management Account, Seller shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor, issuer of a participation or borrower and make other commercially reasonable efforts to cause such Mortgagor, issuer of a participation or borrower to forward such amounts directly to the Cash Management Account and (ii) immediately deposit in the Cash Management Account any such amounts.

(c)           So long as no Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, all Income received by the Depository in respect of the Purchased Assets (other than Principal Payments) during each Collection Period shall be remitted on a daily basis to the Seller.  On each Remittance Date, Seller shall pay to the Buyers an amount equal to the Price Differential which has accrued and is unpaid as of such Remittance Date.

(d)           So long as no Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, any Principal Payment (other than a Principal Payment representing a scheduled amortization payment) received by the Depository with respect to a Purchased Loan or Purchased Security shall be applied by not later than the Business Day following the Business Day on which such Principal Payment is received by the Depository to make a payment to the related Buyer on account of the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which such Principal Payment has been received, until the Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the Target Price (or to zero in the case of any Principal Payments in full) for such Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by such Buyer in its good faith business judgment after giving effect to such Principal Payment).  In addition to such application of the Principal Payment, Seller shall pay to the Buyers an amount equal to the Price Differential which has accrued and is unpaid with respect to the amount of such Principal Payment on the Business Day on which such Principal Payment is applied as described above.  So long as no Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, any Principal Payment representing a scheduled amortization payment which is a portion of the Income received by the Depository during each Collection Period shall be applied by the Depository on the related Remittance Date in the following order of priority:

(i)                                     first, to make a payment to the related Buyer on account of the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which such Principal Payment has been received, until the Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the Target Price (or to zero in the case of any Principal Payments in full) for such Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by such Buyer in its good faith business judgment after giving effect to such Principal Payment);

(ii)                                  second, to make a payment on account of the Repurchase Price of any other Purchased Securities or Purchased Loans of the related Buyer as to which the Repurchase Price exceeds the Target Price (for this purpose, making such payment in the order of those Purchased Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price), until the aggregate Repurchase Price for all of such Purchased Securities or Purchased Loans has been reduced to the aggregate Target Price for all of the Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by such Buyer in its good faith business judgment after giving effect to such Principal Payment) and application of net sale proceeds; and

(iii)                               third, to remit to Seller the remainder of such Principal Payment or net sale proceeds.

(e)           If an Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, all Income received by the Depository in respect of the Purchased Assets and the associated Hedging Transactions shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

(i)                                     first, to remit to the applicable Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of either all of the Purchased Loans or all of the Purchased Securities as of such Business Day;

(ii)                                  second, to make a payment to applicable Buyer on account of the Repurchase Price of the Purchased Loans or Purchased Securities until the Repurchase Price for all of the Purchased Loans or Purchased Securities has been reduced to zero; and

(iii)                               third, to remit to Seller the remainder.

6.             SECURITY INTEREST

The Buyers and Seller intend that all Transactions hereunder be sales to the applicable Buyer of the Purchased Securities and Purchased Loans and not loans from a Buyer to Seller secured by the Purchased Securities and Purchased Loans.  However, in the event any such Transaction with respect to a Purchased Loan is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the “Assets”) to the Loan Buyer, and on a subordinated basis to the Securities Buyer, to secure the payment and performance of all other amounts or obligations owing to the Loan Buyer, and on a subordinated basis to the Securities Buyer, pursuant to this Agreement and the related documents described herein:

(a)           the Purchased Loans, Servicing Agreements, Servicing Records, insurance relating to the Purchased Loans, and collection and escrow accounts relating to the Purchased Loans;

(b)           the Hedging Transactions entered into with respect to the Purchased Loans;

(c)           the Cash Management Account and all monies from time to time on deposit in the Cash Management Account;

(d)           all “general intangibles”, “accounts” and “chattel paper” as defined in the UCC relating to or constituting any and all of the foregoing; and

(e)           all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

In the event any such Transaction with respect to a Purchased Security is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (also, collectively, the “Assets”) to the Securities Buyer, and on a subordinated basis to the Loan Buyer, to secure the payment and performance of all amounts or obligations owing to the Securities Buyer, and on a subordinated basis to the Loan Buyer, pursuant to this Agreement and the related documents described herein:

(a)           the Purchased Securities;

(b)           the Hedging Transactions entered into with respect to the Purchased Securities;

(c)           the Cash Management Account and all financial assets (including without limitation all security entitlements with respect to all financial assets) from time to time on deposit in or credited to the Cash Management Account;

(d)           all “general intangibles”, “accounts” and “chattel paper” as defined in the UCC relating to or constituting any and all of the foregoing; and

(e)           all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

The Buyers’ security interest in the Assets shall terminate only upon termination of the Seller’s obligations under this Agreement and the documents delivered in connection herewith and therewith.  Upon such termination, each Buyer shall deliver to Seller such UCC termination statements and other release documents as may be commercially reasonable and to return the Purchased Assets to Seller.  For purposes of the grant of the security interest pursuant to Section

6 of this Agreement, this Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the “UCC”).  Each Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York.  In furtherance of the foregoing, (a) each Buyer, at Seller’s sole cost and expense, shall cause to be filed in such locations as may be reasonably necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC financing statements and continuation statements (collectively, the “Filings”), and shall forward copies of such Filings to Seller upon completion thereof, and (b) Seller shall from time to time take such further actions as may be reasonably requested by Buyer to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder).

7.             PAYMENT, TRANSFER AND CUSTODY

(a)           On the Purchase Date for each Transaction, ownership of the Purchased Securities and/or Purchased Loans shall be transferred to Buyer or its designee (including the Custodian) against the simultaneous transfer of the Purchase Price to an account specified by Seller relating to such Transaction and indicated on the Confirmation; provided, that if such account is not:

Bank:
City/State:
ABA:
Account Name:
Account #:
Attention:

then such Confirmation shall require the signature of two (2) Authorized Representatives (as set forth on Exhibit II hereto) of the Seller.

(b)           On or prior to the applicable Purchase Date, Seller shall deliver the related Purchased Securities (and in the case of the Purchased Securities that are traded through The Depository Trust Company, registered in the name of the Custodian) and all necessary documentation to the Custodian in accordance with the Custodial Agreement so that, upon the occurrence and continuation of an Event of Default, the Securities Buyer may, without any further action of Seller, re-register such Purchased Securities in the name of the Securities Buyer and have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Purchased Securities as the owner thereof, and in connection therewith, the right to deposit and deliver any and all of the Purchased Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Securities Buyer may reasonably determine.  The Purchased Securities shall be held by the Custodian as exclusive bailee and agent for the Securities Buyer, either directly or through the facilities of a Relevant System, as “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC and 31 C.F.R. Section 357.2) and credited to the “securities account” (as defined in Section 8-501(a) of the UCC) of Securities Buyer.  The Securities Buyer, as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) with respect to the Purchased Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof.

(c)           With respect to Purchased Securities that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, Seller shall execute and deliver such documents or instruments, in each case in blank, necessary so that such Purchased Securities are able to be legally and validly transferred to Securities Buyer without any further action of Seller upon the occurrence and continuation of an Event of Default.  With respect to Purchased Securities that shall be delivered or held in definitive, certificated form, Seller shall deliver to the Custodian the original of the relevant certificate along with all other documentation so that such Purchased Securities may be registered in the name of Securities Buyer without any further action of Seller upon the occurrence and continuation of an Event of Default.  With respect to Purchased Securities that shall be delivered through a Relevant System in book entry form and credited to or otherwise held in a securities account, Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to register the transfer of Purchased Securities from Seller to Securities Buyer or its designee.  Any delivery of a Purchased Security in accordance with this paragraph, or any other method acceptable to Securities Buyer, shall be sufficient to cause Securities Buyer to be the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) with respect to the Purchased Securities and, if the Transaction is recharacterized as a secured financing, to have a perfected first priority security interest therein.  No Purchased Securities, whether certificated or uncertificated, shall remain in the name, or possession, of Seller or any of its agents or in any securities account in the name of Seller or any of its agents.

(d)           Except to the extent waived by the applicable Buyer in its sole discretion, as a condition to the Buyer’s purchase of any Purchased Securities or Purchased Loans, as applicable, Seller shall deliver to the applicable Buyer on or prior to the Purchase Date:

With respect to each Security, to the extent reasonably available to Seller:

(i)                                     copies of the executed Securitization Document governing such Purchased Securities, and the offering documents related to such Purchased Securities, each certified by Seller as a true, correct and complete copy of the original document delivered to Seller, and any ancillary documents required to be delivered to holders of the Purchased Securities under such Securitization Document;

(ii)                                  one or more officer’s certificates with respect to the completeness of the documents delivered as may be reasonably requested by Securities Buyer,

(iii)                               an instruction letter from Seller to the Trustee under such Securitization Document, instructing the Trustee to remit all sums required to be remitted to the holder of such Purchased Securities under such Securitization Document to the Depository or as otherwise directed in a written notice signed by Seller and Securities Buyer,

(iv)                              copies of all distribution statements, if any, delivered to Seller pursuant to such Securitization Document during the three-month period immediately preceding such Purchase Date, and

(v)                                 any other documents or instruments necessary in the reasonable opinion of Securities Buyer to consummate the sale of such Purchased Securities to Buyer or, if such Transaction is recharacterized as a secured financing, to create and perfect in favor of Securities Buyer a valid perfected first priority security interest in such Purchased Securities.

(e)           On or before each Purchase Date, Seller shall deliver or cause to be delivered to the applicable Buyer or its designee the Custodial Delivery in the form attached hereto as Exhibit IV; provided, that notwithstanding the foregoing, upon request of the Seller, the applicable Buyer in its sole discretion may elect to permit the Seller to make such delivery by not later than the third (3rd) Business Day after the related Purchase Date, so long as the Seller causes an Acceptable Attorney to deliver to the applicable Buyer and the Custodian an Attorney’s Bailee Letter on or prior to such Purchase Date.  In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan, the Seller shall deliver or cause to be delivered and released to the Custodian the following documents (collectively, the “Purchased Loan File”) pertaining to each of the Purchased Loans identified in the Custodial Delivery delivered therewith; provided, that Seller shall deliver a certificate of an Authorized Representative of Seller certifying that any copies of documents delivered represent true and correct copies of the originals of such documents:

With respect to each Purchased Loan secured directly by a Mortgage (other than a B Note or Mezzanine Loan as set forth in clauses (ii) and (iii), respectively, of the definition of Eligible Loan):

(i)                                     The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________ without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized Person (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”).

(ii)                                  An original or copy of any guarantee executed in connection with the Mortgage Note (if any).

(iii)                               An original or copy of the Mortgage with evidence of recordation, or submission for recordation, from the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(iv)                              Originals or copies of all assumption, modification, consolidation or extension agreements with evidence of recordation, or submission for recordation, from the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(v)                                 An original or copy of the Assignment of Mortgage in blank for each Purchased Loan, in form and substance acceptable to Buyer and signed in the name of the Last Endorsee (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Purchased Loan was acquired or originated while doing business under another name, the signature must be in the following form: “[Last Endorsee], formerly known as [previous name]”).

(vi)                              Originals or copies of all intervening assignments of mortgage with evidence of recordation, or submission for recordation, from the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(vii)                           An original or copy of the attorney’s opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same.

(viii)                        An original or copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Loan.

(ix)                                An original or copy of the assignment of leases and rents, if any, with evidence of recordation, or submission for recordation, from the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(x)                                   Originals or copies of all intervening assignments of assignment of leases and rents, if any, or copies thereof, with evidence of recordation, or submission for recordation, from the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

(xi)                                A copy of the UCC financing statements and all necessary UCC continuation statements with evidence of filing or submission for filing thereon, and UCC assignments prepared by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing.

(xii)                             An environmental indemnity agreement (if any).

(xiii)                          An omnibus assignment in blank (if any).

(xiv)                         A disbursement letter from the Mortgagor to the original mortgagee (if any).

(xv)                            Mortgagor’s certificate or title affidavit (if any).

(xvi)                         A survey of the Mortgaged Property (if any) as accepted by the title company for issuance of the Title Policy.

(xvii)                      A copy of the Mortgagor’s opinion of counsel (if any).

(xviii)                   An assignment of permits, contracts and agreements (if any).

With respect to each Purchased Loan which is a mezzanine loan secured by a pledge of the entire (or such lesser amount as Loan Buyer may agree to) direct or indirect equity ownership interest of Seller in an entity that owns a multifamily or commercial property:

(i)                                     The original Mezzanine Note signed in connection with the Purchased Loan bearing all intervening endorsements, endorsed “Pay to the order of __________ without recourse” and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form:  “[Last Endorsee], successor by merger to [name of predecessor]”; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form:  “[Last Endorsee], formerly known as [previous name]”).

(ii)                                  An original or copy of the mezzanine loan agreement and the guarantee, if any, executed in connection with the Purchased Loan.

(iii)                               An original or copy of the intercreditor or loan coordination agreement, if any, executed in connection with the Purchased Loan.

(iv)                              An original or copy of the security agreement executed in connection with the Purchased Loan.

(v)                                 Copies of all documents relating to the formation and organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower’s obtaining the Purchased Loan.

(vi)                              All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

(vii)                           The assignment of Purchased Loan sufficient to transfer to Buyer all of Seller’s rights, title and interest in and to the Purchased Loan.

(viii)                        A copy of the borrower’s opinion of counsel (if any).

(ix)                                A copy of the UCC financing statements and all necessary UCC continuation statements with evidence of filing or submission for filing thereon, and UCC assignments prepared by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing.

(x)                                   The original certificates representing the pledged equity interests (if any).

(xi)                                Stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided.

(xii)                             Assignment of any management agreements, agreements among equity interest holders or other material contracts.

(xiii)                          If no original stock certificate is provided, evidence (which may be an officer’s certificate confirming such circumstances) that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, the Seller.

With respect to each Purchased Loan which is a junior participation interest in or a subordinate note from a commercial mortgage loan secured by a first or second lien on a multifamily or commercial property or a mezzanine loan:

(i)                                     the original or a copy of all of the documents described above with respect to a Purchased Loan secured by a Mortgage or which is a mezzanine loan as applicable (in the case of such Purchased Loan which is in a second lien position, then for both the first lien position and the second lien position);

(ii)                                  if such Purchased Loan is a participation interest, an original participation certificate bearing all intervening endorsements, endorsed “Pay to the order of ______ without recourse” and signed in the name of the Last Endorsee by an authorized Person;

(iii)                               an original or copy of any participation agreement and an original or copy of any intercreditor agreement, co-lender agreement and/or servicing agreement executed in connection with the Purchased Loan; and

(iv)                              the omnibus assignment of Purchased Loan sufficient to transfer to Loan Buyer all of Seller’s rights, title and interest in and to the Purchased Loan.

With respect to each Purchased Loan which is of the type described in clause (iv) of the definition of Eligible Loan:  any of the documentation referred to above in this Section 7(e) of this Agreement which is determined by Loan Buyer to be reasonably necessary to effectuate the sale, transfer, conveyance and assignment of such Purchased Loan.

In addition, with respect to each Purchased Loan, the Seller shall deliver an instruction letter from the Seller to either the Mortgagor or the borrower under such Purchased Loan or the servicer with respect to such Purchased Loan, instructing the Mortgagor, the borrower or the servicer, as applicable, to remit all sums required to be remitted to the holder of such Purchased

Loan under the loan documents to the Depository for deposit in the Cash Management Account or as otherwise directed in a written notice signed by Seller and Loan Buyer.

From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Loan Buyer shall request from time to time.  With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Loan Buyer a true copy thereof with an officer’s certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation.  Seller shall deliver such original documents to the Custodian promptly when they are received.  With respect to all of the Purchased Loans delivered by Seller to Loan Buyer or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of Exhibit V attached hereto irrevocably appointing Loan Buyer its attorney-in-fact with full power to (i) complete and record the Assignment of Mortgage, (ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be reasonably necessary or desirable to enforce Loan Buyer’s rights against such Purchased Loans and the related Purchased Loan Files and the Servicing Records.  Loan Buyer shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the Custodian.  The Purchased Loan Files shall be maintained in accordance with the Custodial Agreement.  Any Purchased Loan Files not delivered to Loan Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Loan Buyer as the owner thereof.  Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to Loan Buyer or its designee.  The possession of the Purchased Loan File by Seller or its designee is at the will of Loan Buyer for the sole purpose of servicing the related Purchased Loan, and such retention and possession by the Seller or its designee is in a custodial capacity only.  The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Loan to Loan Buyer.  Seller or its designee (including the Custodian) shall release its custody of the Purchased Loan File only in accordance with written instructions from Loan Buyer, unless such release is required as incidental to the servicing of the Purchased Loans, is in connection with a repurchase of any Purchased Loan by Seller or as otherwise required by law.

(f)            Unless an Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, with respect to Purchased Securities that shall be delivered through a Relevant System in book entry form and credited to or otherwise held in a securities account, the Securities Buyer shall exercise all rights with respect to such Purchased Securities in accordance with Seller’s written instructions.  Unless an Event of Default (other than with respect to a Buyer) shall have occurred and be continuing, Seller shall be entitled to exercise all rights with respect to Purchased Assets (other than the Purchased Securities referred to in the immediately preceding sentence), subject in all cases to the terms and conditions of this Agreement.  Upon the occurrence and during the continuation of an Event of Default (other than with respect to a

Buyer), Buyers shall be entitled to exercise all rights with respect to the Purchased Assets without regard to Seller’s instructions.

8.             SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED LOANS AND PURCHASED SECURITIES

(a)           Title to all Purchased Securities and Purchased Loans shall pass to the applicable Buyer on the applicable Purchase Date, and Buyer shall have free and unrestricted use of all Purchased Securities and Purchased Loans, subject to the terms and conditions of this Agreement.  Nothing in this Agreement or any other Transaction Document shall preclude the applicable Buyer from engaging in repurchase transactions with the Purchased Securities and Purchased Loans or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Securities and Purchased Loans, but no such transaction shall relieve the applicable Buyer of its obligations to transfer the Purchased Securities and/or Purchased Loans to Seller pursuant to Sections 3 or 11 of this Agreement or of the applicable Buyer’s obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 5 hereof.

(b)           Nothing contained in this Agreement or any other Transaction Document shall obligate a Buyer to segregate any Purchased Securities or Purchased Loans delivered to such Buyer by Seller.  Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Security or Purchased Loan shall remain in the custody of the Seller or an Affiliate of the Seller.

9.             [INTENTIONALLY OMITTED]

10.          REPRESENTATIONS

(a)           Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance or rule applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected.  On the Purchase Date for any Transaction, the related Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

(b)           In addition to the representations and warranties in subsection (a) above, Seller represents and warrants to each Buyer that as of the Purchase Date for the purchase of any Purchased Securities or Purchased Loans by a Buyer from Seller and any Transaction thereunder and as of the date of this Agreement and at all times while this Agreement and any Transaction thereunder is in full force and effect:

(i)                                     Organization.  Seller is duly incorporated, validly existing and in good standing under the laws and regulations of the state of Seller’s incorporation and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller’s business.  Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and Seller has the power to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents.

(ii)                                  Due Execution; Enforceability.  The Transaction Documents have been or will be duly executed and delivered by Seller, for good and valuable consideration.  The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.

(iii)                               Non-Contravention.  Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the organizational documents of Seller, (ii) any contractual obligation to which Seller is now a party or the rights under which have been assigned to Seller or the obligations under which have been assumed by Seller or to which the assets of Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of Seller, other than pursuant to the Transaction Documents, (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to Seller, or (iv) any applicable Requirement of Law, in the case of clauses (ii)-(iv) above, to the extent that such conflict or breach would have a material adverse effect upon Seller’s ability to perform its obligations hereunder.  Seller has all necessary licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Purchased Assets and for the performance of its obligations under the Transaction Documents.

(iv)                              Litigation; Requirements of Law.  There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller, the Sponsor or any of their respective assets, nor is there any action, suit, proceeding, investigation, or arbitration pending or threatened against the Sponsor which may result in any material adverse change in the business, operations, financial condition, properties, or assets of Seller or the Sponsor, or which may have an adverse effect on the validity of the Transaction Documents or the Purchased Assets or any action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents.  Seller is in compliance in all material respects with all Requirements of Law.  Neither Seller nor the Sponsor is in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

(v)                                 No Broker.  Seller has not dealt with any broker, investment banker, agent, or other Person (other than a Buyer or an Affiliate of a Buyer) who may be entitled to any commission or compensation in connection with the sale of Purchased Loans or Purchased Securities pursuant to any of the Transaction Documents.

(vi)                              Good Title.  Immediately prior to the purchase of any Purchased Securities or Purchased Loans by the applicable Buyer from Seller, such Purchased Securities and Purchased Loans are free and clear of any lien, encumbrance or impediment to transfer (including any “adverse claim” as defined in Section 8-102(a)(1) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Securities and Purchased Loans to the applicable Buyer and, upon transfer of such Purchased Securities and Purchased Loans to the applicable Buyer, such Buyer shall be the owner of such Purchased Securities and Purchased Loans free of any adverse claim, subject to the rights of Seller pursuant to the terms of this Agreement.  In the event the related Transaction is recharacterized as a secured financing of the Purchased Securities or Purchased Loans, the provisions of this Agreement are effective to create in favor of the applicable Buyer a valid security interest in all rights, title and interest of the Seller in, to and under the Assets and the Buyer shall have a valid, perfected first priority security interest in the Purchased Securities or Purchased Loans.

(vii)                           No Default.  No Default or Event of Default (in each case, other than with respect to a Buyer) exists under or with respect to the Transaction Documents.

(viii)                        Representations and Warranties Regarding Purchased Securities.  Seller represents and warrants to Securities Buyer that each Purchased Security sold hereunder (other than a Purchased Security issued or underwritten by an Affiliate of Securities Buyer), as of each Purchase Date for a Transaction, conform to the applicable representations and warranties set forth in Exhibit VI attached hereto in all material respects, except as disclosed to Securities Buyer in writing; provided, that notwithstanding the foregoing, with respect to any Purchased Security which Seller acquired from Securities Buyer or its Affiliates, Seller shall not be required to make such representations and warranties set forth in Exhibit

VI and, in lieu thereof, shall be deemed to provide the representations that Securities Buyer or its Affiliates in turn provided to Seller.

(ix)                                Representations and Warranties Regarding Purchased Loans; Delivery of Purchased Loan File.  Seller represents and warrants to Loan Buyer that each Purchased Loan sold hereunder and each pool of Purchased Loans sold in a Transaction hereunder, as of each Purchase Date for a Transaction conform to the applicable representations and warranties set forth in Exhibit VI attached hereto in all material respects, except as disclosed to Loan Buyer in writing; provided, that notwithstanding the foregoing, with respect to any Purchased Loan which Seller acquired from Loan Buyer or its Affiliates, Seller shall not be required to make such representations and warranties set forth in Exhibit VI and, in lieu thereof, shall be deemed to provide the representations that Loan Buyer or its Affiliates in turn provided to Seller.  It is understood and agreed that the representations and warranties set forth in Exhibit VI hereto, if any, shall survive delivery of the respective Purchased Loan File to Loan Buyer or its designee (including the Custodian) to the extent permitted by applicable law.  With respect to each Purchased Loan, the Mortgage Note or Mezzanine Note, the Mortgage (if any), the Assignment of Mortgage (if any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Loan have been delivered to Loan Buyer or the Custodian on its behalf.  Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each Purchased Loan, except for such documents the originals of which have been delivered to the Custodian and except for exceptions as have been disclosed to Buyer.

(x)                                   Adequate Capitalization; No Fraudulent Transfer.  Seller has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.  Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due.  Seller has not become, or is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller’s execution of or performance under any of the Transaction Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction.  Seller has not entered into any Transaction Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

(xi)                                Consents.  No consent, approval or other action of, or filing by Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents (other than consents, approvals and filings that have been obtained or made, as applicable).

(xii)                             [INTENTIONALLY OMITTED]

(xiii)                          Organizational Documents.  Seller has delivered to Buyer certified copies of its organizational documents, together with all amendments thereto, if any.

(xiv)                         No Encumbrances.  Subject to the terms of this Agreement, and except as disclosed to Buyer, there are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Loans and (ii) no agreements on the part of the Seller to issue, sell or distribute the Purchased Securities and Purchased Loans.

(xv)                            Federal Regulations.  Seller is not required to register as (A) an “investment company,” or a company “controlled by an investment company,” within the meaning of the Investment Company Act of 1940, as amended, or (B) a “holding company,” or a “subsidiary company of a holding company,” or an “affiliate” of either a “holding company” or a “subsidiary company of a holding company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

(xvi)                         Taxes.  Seller has filed or caused to be filed all tax returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP; no tax liens have been filed against any of Seller’s assets and, to Seller’s knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

(xvii)                      ERISA.  Seller does not have any Plans or any ERISA Affiliates and makes no contributions to any Plans or any Multiemployer Plans.

(xviii)                   Judgments/Bankruptcy.  There are no judgments against Seller or the Sponsor unsatisfied of record or docketed in any court located in the United States of America and no Act of Insolvency has ever occurred with respect to Seller or the Sponsor.

(xix)                           Full and Accurate Disclosure.  No information contained in the Transaction Documents, or any written statement furnished by Seller pursuant to the terms of the Transaction Documents, contains any untrue statement of a material fact or, to Seller’s actual knowledge, omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

(xx)                              Financial Information.  All financial data concerning Seller that has been delivered by or on behalf of Seller to Buyer is true, complete and correct in all material respects and has been prepared in accordance with GAAP.  To Seller’s knowledge, all financial data concerning the Purchased Securities and Purchased Loans that has been delivered by or on behalf of Seller to each Buyer is true, complete and correct in all material respects. Since the delivery of such data, except as otherwise disclosed in writing to each Buyer, there has been no change in the financial position of Seller or in the operations of the Seller or, to Seller’s knowledge, the financial position of the Purchased Securities and Purchased Loans, which change is reasonably likely to have in a material adverse effect on Seller.

(xxi)                           Notice Address; Jurisdiction of Organization.  On the date of this Agreement, the Seller’s address for notices is located at c/o 410 Park Avenue, 14th Floor, New York, New York  10022.  Seller’s jurisdiction of organization is Maryland.  The location where the Seller keeps its books and records, including all computer tapes and records relating to the Assets, is its notice address.

(c)           On the Purchase Date for any Transaction and on any date on which the Repurchase Date for any Transaction is automatically extended as described in the definition of “Repurchase Date”, Seller shall be deemed to have made all of the representations set forth in Section 10(b) of this Agreement as of such date.

11.          NEGATIVE COVENANTS OF SELLER

On and as of the date hereof and each Purchase Date and until this Agreement are no longer in force with respect to any Transaction, Seller shall not without the prior written consent of the applicable Buyer:

(a)           take any action which would directly or indirectly impair or adversely affect such Buyer’s title to the Purchased Securities or the Purchased Loans;

(b)           transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Securities or Purchased Loans (or any of them) to any Person other than such Buyer, or engage in repurchase transactions or similar transactions with respect to the Purchased Securities or Purchased Loans (or any of them) with any Person other than such Buyer;

(c)           [intentionally omitted];

(d)           create, incur or permit to exist any lien, encumbrance or security interest in or on the Purchased Securities or the Purchased Loans, except as described in Section 6 of this Agreement;

(e)           create, incur or permit to exist any lien, encumbrance or security interest in or on any of the other Assets subject to the security interest granted by Seller pursuant to Section 6 of this Agreement;

(f)            [intentionally omitted];

(g)           consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Purchased Securities or the Purchased Loans other than Permitted Purchased Loan Modifications;

(h)           permit a majority of the members of the board of directors of the Seller to change during any twelve month period after the date hereof; or

(i)            after the occurrence and during the continuation of any Event of Default (in each case, other than with respect to Buyer), make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller, in each case, in excess of the minimum amounts required to be distributed by Seller in order to enable Seller to maintain its status as a real estate investment trust.

12.          AFFIRMATIVE COVENANTS OF SELLER

(a)           Seller shall promptly notify each Buyer of any material adverse change in its business operations and/or financial condition; provided, however, that nothing in this Section 12 shall relieve Seller of its obligations under this Agreement.

(b)           Seller shall provide each Buyer with copies of such documents as such Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 10.

(c)           Seller (1) shall defend the right, title and interest of each Buyer in and to the Assets against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests by or through a Buyer) and (2) shall, at such Buyer’s reasonable request, take all action necessary to ensure that such Buyer will have a first priority security interest in the Purchased Securities and Purchased Loans subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

(d)           Seller shall notify such Buyer and the Depository of the occurrence of any Default or Event of Default with respect to Seller as soon as possible but in no event later than the second (2nd) Business Day after obtaining actual knowledge of such event.

(e)           [Intentionally Omitted].

(f)            [Intentionally Omitted].

(g)           Seller shall promptly (and in any event not later than two (2) Business Days following receipt) deliver to the applicable Buyer (i) any written notice of the occurrence of an event of default received by Seller pursuant to the Securitization Documents or Purchased Loan Documents; (ii) any notice of transfer of servicing under the Securitization Documents and (iii)

any other information with respect to the Purchased Assets as may be reasonably requested by the applicable Buyer from time to time.

(h)           Seller will permit the applicable Buyer or its designated representative to inspect Seller’s records with respect to the Assets and the conduct and operation of its business related thereto upon reasonable prior written notice from such Buyer or its designated representative, at such reasonable times and with reasonable frequency (but not more than two times during any twelve consecutive month period so long as an Event of Default has not occurred and is not continuing), and to make copies of extracts of any and all thereof.  Buyer shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller’s business.

(i)            If Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Purchased Securities, or otherwise in respect thereof, Seller shall accept the same as Securities Buyer’s agent, hold the same in trust for Securities Buyer and deliver the same forthwith to Securities Buyer in the exact form received, duly endorsed by Seller to Securities Buyer, if required, together with an undated bond power covering such certificate duly executed in blank to be held by Securities Buyer hereunder as additional asset security for the Transactions.  If any sums of money or property so paid or distributed in respect of the Purchased Securities shall be received by Seller, Seller shall, until such money or property is paid or delivered to Securities Buyer, hold such money or property in trust for Securities Buyer, segregated from other funds of Seller, as additional asset security for the Transactions.

(j)            At any time from time to time upon the reasonable request of the applicable Buyer, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as the applicable Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted (including, among other things, filing such UCC financing statements as the applicable Buyer may reasonably request).  If any amount payable under or in connection with any of the Assets shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the applicable Buyer, duly endorsed in a manner reasonably satisfactory to the applicable Buyer, to be held as Assets pursuant to this Agreement, and the documents delivered in connection herewith.

(k)           Seller shall provide each Buyer with the following financial and reporting information:

(i)                                     Within 60 days after the last day of each of the first three fiscal quarters in any fiscal year, Seller’s unaudited consolidated balance sheets as of the end of such quarter, in each case certified as being true and correct by an officer’s certificate;

(ii)                                  Within 120 days after the last day of its fiscal year, Seller’s audited consolidated statements of income and statements of changes in cash flow for such year and balance sheets as of the end of such year, in each case presented fairly in accordance with GAAP, and accompanied, in all cases, by an unqualified report of a nationally recognized independent certified public accounting firm consented to by Buyer in its reasonable discretion;

(iii)                               Within 60 days after the last day of each calendar quarter in any fiscal year, any and all property level financial information with respect to the Purchased Loans that is in the possession of the Seller or an Affiliate, including, without limitation, rent rolls and income statements; and

(iv)                              Within 60 days after the last day of each calendar quarter in any fiscal year, an officer’s certificate from the Seller addressed to each Buyer certifying that, as of such calendar month, (x) Seller is in compliance in all material respects with all of the terms, conditions and requirements of this Agreement, and (y) no Event of Default (other than with respect to a Buyer) exists.

(l)            Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

(m)          Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

(n)           Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents.  Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Assets that, in each case, in any manner would create any lien or charge upon the Assets, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in all material respects in accordance with GAAP.

(o)           Seller will maintain records with respect to the Assets and the conduct and operation of its business with no less a degree of prudence than if the Assets were held by Seller for its own account and will furnish the applicable Buyer, upon reasonable request by such Buyer or its designated representative, with reasonable information reasonably obtainable by Seller with respect to the Assets and the conduct and operation of its business.

(p)           Seller shall provide Loan Buyer with reasonable access to operating statements, the occupancy status and other property level information, with respect to the Mortgaged Properties, plus any such additional reports (to the extent in Seller’s possession) as Loan Buyer may reasonably request.

13.          [INTENTIONALLY OMITTED]

14.          EVENTS OF DEFAULT; REMEDIES

(a)           After the occurrence and during the continuance of an Event of Default (other than with respect to Buyer), Seller hereby appoints Buyer as attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.  Each of the following clauses (i) through (xvii) shall be deemed an “Event of Default” hereunder:

(i)                                     Seller fails to repurchase Purchased Assets upon the applicable Repurchase Date;

(ii)                                  Seller fails to comply with Section 4 hereof;

(iii)                               Seller fails, after two (2) Business Days’ notice, to comply with Section 5 hereof;

(iv)                              an Act of Insolvency occurs with respect to Seller;

(v)                                 Seller shall admit in writing to the Buyer its inability to, or its intention not to, perform any of its obligations hereunder;

(vi)                              either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, Buyer to be the owner free of any adverse claim of any of the Purchased Assets (other than Seller’s right to repurchase the Purchased Assets under this Agreement), or (B) if a Transaction is recharacterized as a secured financing, the Transaction Documents with respect to any Transaction shall for any reason cease to create a valid first priority security interest in favor of a Buyer in any of the Purchased Assets;

(vii)                           in the event that the Buyer or any of its Affiliates is a party to an ISDA Master Agreement with Seller and an event occurs which would constitute (a) an Event of Default (other than with respect to Buyer) or (b) a Termination Event or an Additional Termination Event (and, in the case of this clause (b), Seller has failed to meet its obligation to pay the Early Termination Amount, if any, pursuant to the terms of Section 6 of such ISDA Master Agreement) under any Transaction between Seller and the Buyer or any of its Affiliates, regardless of whether such Transaction is in effect on the date of such occurrence (capitalized terms used in this paragraph (vii) shall have the respective meanings ascribed to them in the ISDA Master Agreement (including respective Schedules and Confirmations) between Seller and the Buyer and/or any of its Affiliates);

(viii)                        failure of a Buyer to receive on any Remittance Date the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to such Buyer) (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Securities and Purchased Loans is insufficient to make such payment and the Seller does not make such payment or cause such payment to be made) (except that such failure shall not be an Event of Default by Seller if sufficient Income, other than Principal Payments, is on deposit in the Cash Management Account and the Depository fails to remit such funds to such Buyer);

(ix)                                failure of the Seller to make any other payment owing to a Buyer which has become due, whether by acceleration or otherwise under the terms of this Agreement which failure is not remedied within the applicable period (in the case of a failure pursuant to Section 4) or five (5) Business Days after notice from Buyer to Seller (in the case of any other such failure);

(x)                                   any governmental, regulatory, or self-regulatory authority shall have removed, restricted, suspended or terminated the rights, privileges, or operations of Seller which has a material adverse effect on the financial condition or business operations of Seller;

(xi)                                a Change of Control shall have occurred;

(xii)                             any representation made by Seller or a Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated (other than the representations and warranties set forth in Section 10(b)(viii), (ix) or (xx) (in the case of (xx), with respect to the affected Purchased Assets only) made by the Seller, which shall not be considered an Event of Default if incorrect or untrue in any material respect, and shall only be used for purposes of marking such Purchased Asset to market, unless the Seller shall have made any such representation with actual knowledge that it was materially incorrect or untrue at the time made);

(xiii)                          the Seller shall fail to observe any of the following financial covenants as of the end of any fiscal quarter:

(A)                              a Fixed Charge Ratio of at least 1.2:1;

(B)                                a Recourse Debt to Equity Ratio of less than 5:1;

(C)                                a Total Debt to Equity Ratio of less than 10:1;

(D)                               a Minimum Net Worth of at least $375,000,000.

(xiv)                         a final judgment by any competent court in the United States of America for the payment of money in an amount greater than $5,000,000 shall have been rendered against Seller, and remained undischarged or unpaid for a period of sixty (60) days, during which period execution of such judgment is not effectively stayed by bonding over or other means acceptable to Buyer;

(xv)                            Seller shall have defaulted or failed to perform under any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (A) involves the failure to pay a monetary obligation in excess of $5,000,000, or (B) permits the acceleration of the maturity of obligations in excess of $5,000,000 by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction; provided, however, that any such default, failure to perform or breach shall not constitute an Event of Default if Seller cures such default, failure to perform or breach, as the case may be, within the grace period, if any, provided under the applicable agreement; or

(xvi)                         Seller shall have defaulted or failed to perform under any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party with an Affiliate of a Buyer that results in the acceleration of such note, indenture, loan agreement, guaranty, swap agreement, contract, agreement or transaction; or

(xvii)                      if Seller or Buyer shall breach or fail to perform any of the terms, covenants, obligations or conditions of this Agreement, other than as specifically otherwise referred to in this definition of “Event of Default”, and such breach or failure to perform is not remedied within thirty (30) days after notice thereof to Seller or Buyer from the applicable party or its successors or assigns.

(b)           If an Event of Default shall occur and be continuing with respect to Seller, the following rights and remedies shall be available to each Buyer:

(i)                                     At the option of each Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is exercised or deemed to have been exercised being referred to hereinafter as the “Accelerated Repurchase Date”).

(ii)                                  If Buyer exercises or is deemed to have exercised the option referred to in Section 14(b)(i) of this Agreement:

(A)                              Seller’s obligations hereunder to repurchase all Purchased Securities and Purchased Loans shall become immediately due and payable on and as of the Accelerated Repurchase Date; and

(B)                                to the extent permitted by applicable law, the Repurchase Price with respect to each Transaction (determined as of the Accelerated Repurchase Date) shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the Accelerated Repurchase Date to but excluding the date of payment of the Repurchase Price (as so increased), (x) the Pricing Rate for such Transaction multiplied by (y) the Repurchase Price for such Transaction (decreased by (I) any amounts actually remitted to Buyer by the Depository or Seller from time to time pursuant to Section 5 of this Agreement and applied to such Repurchase Price, and (II) any amounts applied to the Repurchase Price pursuant to Section 14(b)(iii) of this Agreement); and (C) the Custodian shall, upon the request of a Buyer, deliver to such Buyer all instruments, certificates and other documents then held by the Custodian relating to the Purchased Securities and Purchased Loans.

(iii)                               Upon the occurrence of an Event of Default with respect to Seller, each Buyer may (A) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices as the applicable Buyer may reasonably deem satisfactory any or all of the Purchased Securities and Purchased Loans or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities and Purchased Loans, to give Seller credit for such Purchased Securities and Purchased Loans in an amount equal to the Market Value of such Purchased Securities and Purchased Loans against the aggregate unpaid Repurchase Price for such Purchased Securities and Purchased Loans and any other amounts owing by Seller under the Transaction Documents.  The proceeds of any disposition of any Purchased Securities or Purchased Loans effected pursuant to this Section 14(b)(iii) shall be applied, (v) first, to the actual out-of-pocket costs and expenses reasonably incurred by Buyer in connection with Seller’s default; (w) second, to actual out-of-pocket costs of cover and/or Hedging Transactions, if any; (x) third, to the Repurchase Price; (y) fourth, to any other outstanding obligation of Seller to the related Buyer or its Affiliates pursuant to the Transaction Documents; and (z) fifth, to return any excess to Seller.  For the purposes of subclause (y) immediately above, “Affiliates” shall not include any entity that controls or is under common control with Citigroup Global Markets Inc., but may include Citigroup Global Markets Inc. and any entity controlled by it.

(iv)                              The parties recognize that it may not be possible to purchase or sell all of the Purchased Securities and Purchased Loans on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Securities and Purchased Loans may not be liquid.  In view of the nature of the Purchased Securities and Purchased Loans, the parties agree that liquidation of a Transaction or the

Purchased Securities and Purchased Loans does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner.  Accordingly, each Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Securities and Purchased Loans, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Securities and Purchased Loans on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Securities and Purchased Loans in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of each Buyer.

(v)                                 Seller shall be liable to each Buyer for (A) the amount of all actual out-of-pocket expenses, including reasonable legal fees and expenses, actually incurred such Buyer in connection with or as a consequence of an Event of Default with respect to Seller, (B) all actual costs incurred in connection with covering transactions or Hedging Transactions, and (C) any other actual loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default with respect to Seller.

(vi)                              Each Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between such Buyer and Seller.  Without limiting the generality of the foregoing, each Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Securities and Purchased Loans against all of Seller’s obligations to the applicable Buyer pursuant to the Transaction Documents, whether or not such obligations are then due, without prejudice to such Buyer’s right to recover any deficiency.

(vii)                           Subject to the notice and grace periods set forth herein, each Buyer may exercise any or all of the remedies available to such Buyer immediately upon the occurrence of an Event of Default (other than with respect to Buyer) and at any time during the continuance thereof.  All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which each Buyer may have.

(viii)                        Each Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require each Buyer to enforce its rights by judicial process.  Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Securities and Purchased Loans, or from any other election of remedies.  Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.

(ix)                                Upon the designation of any Accelerated Repurchase Date, each Buyer may, without prior notice to the Seller, set off any sum or obligation (whether or not arising under this Agreement, whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by Seller to such Buyer or any Affiliate of such Buyer against any sum or obligation (whether or not arising under this Agreement, whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by such Buyer or any Affiliate of such Buyer to Seller.  Each Buyer will give notice to the other party of any set off effected under this Section 14(b)(ix).  If a sum or obligation is unascertained, each Buyer may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.  Nothing in this Section 14(b)(ix) shall be effective to create a charge or other security interest.  This Section 14(b)(ix) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other rights to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(c)           If an Event of Default occurs and is continuing with respect to a Buyer, the following rights and remedies shall be available to Seller:

(i)                                     Upon tender by Seller of payment of the aggregate Repurchase Price for all Purchased Securities and Purchased Loans, the applicable Buyer’s right, title and interest in such Purchased Securities and Purchased Loans shall be deemed transferred to Seller, and the applicable Buyer shall deliver such Purchased Securities and Purchased Loans to Seller at the applicable Buyer’s expense.

(ii)                                  If Seller exercises the option referred to in Section 14(b)(i) hereof and the applicable Buyer fails to deliver any Purchased Securities or Purchased Loans to Seller, after three (3) Business Days’ notice to such Buyer, Seller may (A) purchase securities or loans, as applicable (“Replacement Assets”), that are in as similar an amount and interest rate as is reasonably practicable and in the same Rating Category as such Purchased Securities or the same Asset Type Grouping as such Purchased Loans or (B) in its sole discretion elect, in lieu of purchasing Replacement Assets, to be deemed to have purchased Replacement Assets at a price therefor equal to the Market Value of such Purchased Securities or Purchased Loans as of such date.

(iii)                               The applicable Buyer shall be liable to Seller for any excess of the price paid (or deemed paid) by Seller for Replacement Assets therefor over the Repurchase Price for the Purchased Securities and Purchased Loans replaced thereby.

15.          SINGLE AGREEMENT

Each Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other.  Accordingly, each of Buyer and Seller agree (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

16.          RECORDING OF COMMUNICATIONS

EACH OF BUYER AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE MADE TAPE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES, IF ANY, AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS; PROVIDED, HOWEVER, THAT SUCH RIGHT TO RECORD COMMUNICATIONS SHALL BE LIMITED TO COMMUNICATIONS OF EMPLOYEES TAKING PLACE ON THE TRADING FLOOR OF THE APPLICABLE PARTY.  EACH OF BUYER AND SELLER HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES’ AGREEMENT.

17.          NOTICES AND OTHER COMMUNICATIONS

Unless otherwise provided in this Agreement, all notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, to the address specified in Annex I hereto or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section.  A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery, (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day, or (d) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section.  A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

18.          ENTIRE AGREEMENT; SEVERABILITY

This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

19.          NON-ASSIGNABILITY

(a)           The rights and obligations of the Seller under the Transaction Documents and under any Transaction shall not be assigned by the Seller without the prior written consent of each Buyer.

(b)           Each Buyer shall be entitled to assign its rights and obligations under the Transaction Documents and/or under any Transaction to any other Person or issue one or more participation interests with respect to any or all of the Transactions and, in connection therewith, may bifurcate or allocate (i.e. senior/subordinate) amounts due to Buyer with five (5) days notice to Seller; provided, however, that (i) such Buyer (x) shall act as exclusive agent for all assignees and participants in any dealings with Seller in connection with such Transactions and (y) shall be solely responsible for all determinations of whether an Eligible Loan or Eligible Security is approved for inclusion in a Transaction and of the Market Value of each Purchased Asset from time to time and (ii) Seller shall not be obligated to deal directly with any party other than such Buyer in connection with such Transactions, or, with respect to participations, or to pay or reimburse such Buyer for any costs that would not have been incurred by such Buyer had no participation interests in such Transactions been issued.

(c)           Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.  Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.

20.          GOVERNING LAW

This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

21.          NO WAIVERS, ETC.

No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder.  No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto.  Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

22.          USE OF EMPLOYEE PLAN ASSETS

(a)           If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) are intended to be used by either party hereto (the “Plan Party”) in a Transaction, the Plan Party shall so notify the other party prior to the Transaction.  The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

(b)           Subject to the last sentence of subparagraph (a) of this Section, any such Transaction shall proceed only if Seller furnishes or has furnished to each Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

(c)           By entering into a Transaction pursuant to this Section, Seller shall be deemed (i) to represent to each Buyer that since the date of Seller’s latest such financial statements, there has been no material adverse change in Seller’s financial condition which Seller has not disclosed to each Buyer, and (ii) to agree to provide each Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

23.          INTENT

(a)           The parties recognize that each Transaction is a “repurchase agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(b)           It is understood that either party’s right to liquidate Purchased Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

(c)           The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in

FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

(d)           It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).

24.          DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

The parties acknowledge that they have been advised that:

(a)           in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission (“SEC”) under Section 15 of the Securities Exchange Act of 1934 (“1934 Act”), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 (“SIPA”) do not protect the other party with respect to any Transaction hereunder;

(b)           in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

(c)           in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

25.          CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

(a)           Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

(b)           To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement.

(c)           The parties hereby irrevocably waive, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified herein.  The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Section 25 shall affect the right of the Buyers to serve legal process in any other manner permitted by law or affect the right of the Buyers to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.

(d)           EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

26.          NO RELIANCE

Each of the Buyers and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

(a)           It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents;

(b)           It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party;

(c)           It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

(d)           It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation; and

(e)           It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

27.          INDEMNITY

(a)           The Seller hereby agrees to indemnify each Buyer, each Buyer’s designees and each of their officers, directors, employees and agents (“Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Assets or in connection with any of the transactions contemplated by this Agreement and the documents delivered in connection herewith, other than income taxes of each Buyer), fees, costs, expenses (including reasonable attorneys fees and disbursements) or disbursements (all of the foregoing, collectively “Indemnified Amounts”) which may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever on an actual, out-of-pocket basis arising out of or in connection with, or relating to, this Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party.  Without limiting the generality of the foregoing, Seller agrees to hold each Buyer harmless from and indemnify each Buyer against all Indemnified Amounts with respect to all Purchased Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than Buyers’ gross negligence or willful misconduct.  In any suit, proceeding or action brought by Buyer in connection with any Purchased Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Loan, Seller will save, indemnify and hold such Buyer harmless from and against all expense (including reasonable attorneys’ fees), loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller.  Seller also agrees to reimburse each Buyer as and when billed by such Buyer for (A) all of the Buyer’s actual costs and out-of-pocket expenses incurred in connection (x) with Buyer’s due diligence reviews (provided, Seller approves third party costs and expenses) and (y) document preparation including reasonable attorney’s fees (up to $[****] per Purchased Asset other than Purchased Assets which are “table-funded”, which maximum shall be $[****] per Purchased Asset in each case unless otherwise agreed to by Seller) with respect to the Purchased Assets (including, without limitation, those incurred pursuant to Section 28) and (B) the enforcement or the preservation of each Buyer’s rights under this Agreement or any Transaction contemplated hereby, including without limitation the reasonable fees and disbursements of its counsel.  Seller agrees to pay each Buyer on demand all reasonable actual out-of-pocket costs and expenses (including reasonable expenses for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by the Buyers of any obligations of Seller in respect of the Purchased Loans and Purchased Securities, or any actual or attempted sale, or

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

(b)           any exchange, enforcement, collection, compromise or settlement in respect of any of the Purchased Assets and for the custody, care or preservation of the Purchased Assets (including insurance costs) and defending or asserting rights and claims of Buyer in respect thereof, by litigation or otherwise.  Seller hereby acknowledges that, the obligation of Seller hereunder is a recourse obligation of Seller.

(c)           Without limiting the rights and remedies of the Buyers under the Transaction Documents, Seller shall pay each Buyer’s reasonable actual out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder.  In addition, Seller agrees to pay each Buyer on demand all reasonable actual, out-of-pocket costs and expenses (including reasonable expenses for legal services) incurred in connection with the maintenance of the Cash Management Account and registering the Assets in the name of the applicable Buyer or its nominee.  All such expenses shall be recourse obligations of Seller to each Buyer under this Agreement.

28.          DUE DILIGENCE

                Seller acknowledges that, at reasonable times and upon reasonable prior notice to Seller, each Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Securities and the Purchased Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior notice to Seller, the applicable Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Securities and Purchased Loans in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian.  Seller also shall make available to each Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased Securities and Purchased Loans.  Without limiting the generality of the foregoing, Seller acknowledges that each Buyer may enter into Transactions with the Seller based solely upon the information provided by Seller to such Buyer and the representations, warranties and covenants contained herein, and that each Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Securities and Purchased Loans.  Each Buyer may underwrite such Purchased Loans itself or engage a third party underwriter to perform such underwriting.  Seller agrees to reasonably cooperate with each Buyer and any third party underwriter reasonably acceptable to Seller in connection with such underwriting, including, but not limited to, providing such Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Securities and Purchased Loans in the possession, or under the control, of Seller.  Seller further agrees that Seller shall reimburse Buyer, as set forth in and subject to the limits on liability contained in, Section 27, for any and all actual costs and expenses reasonably incurred by Buyer in connection with Buyer’s activities pursuant to this Section 28.

29.          SERVICING

(a)           Notwithstanding the purchase and sale of the Purchased Loans hereby, Seller, Midland Loan Services, Inc. or any other third party servicer rated at least “above average” or otherwise approved by the Loan Buyer shall continue to service the Purchased Loans for the benefit of Loan Buyer and, if Loan Buyer shall exercise its rights to pledge or hypothecate the Purchased Loans prior to the Repurchase Date pursuant to Section 8, Loan Buyer’s assigns; provided, however, that the obligations of Seller to service any of the Purchased Loans shall cease, at Seller’s option, upon the payment by Seller to Loan Buyer of the Repurchase Price therefor.  Seller shall service or cause the servicer to service the Purchased Loans in accordance with Accepted Servicing Practices approved by Loan Buyer in the exercise of its reasonable business judgment and maintained by other prudent mortgage lenders with respect to mortgage loans or mezzanine loans, as applicable, similar to the Purchased Loans.

(b)           Seller agrees that the applicable Buyer is the owner of all servicing records, including but not limited to any and all servicing agreements (the “Servicing Agreements”), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the “Servicing Records”) so long as the Purchased Loans are subject to this Agreement.  Seller grants the applicable Buyer a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of the Seller or its designee to service in conformity with this Section and any other obligation of Seller to such Buyer.  Seller covenants to safeguard such Servicing Records and to deliver them promptly to the applicable Buyer or its designee (including the Custodian) at such Buyer’s request.

(c)           Upon the occurrence and during the continuance of an Event of Default (other than with respect to Buyer), each Buyer may, in its sole discretion, (i) sell its right to the Purchased Loans on a servicing released basis or (ii) terminate the Seller or any sub-servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

(d)           Seller shall not employ sub-servicers to service the Purchased Loans without the prior written approval of Buyer.  If the Purchased Loans are serviced by a sub-servicer, Seller shall irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased Loans to Buyer.

(e)           Seller shall cause any sub-servicers engaged by Seller to execute a letter agreement with the Loan Buyer acknowledging Loan Buyer’s security interest and agreeing that it shall deposit all Income with respect to the Purchased Loans in the Cash Management Account.

(f)            The payment of servicing fees shall be subordinate to payment of amounts outstanding under any Transaction and this Agreement.

30.          MISCELLANEOUS

(a)           All rights, remedies and powers of each Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of each Buyer whether under law, equity or agreement.  In addition to the rights and remedies granted to it in this Agreement, to the extent this Agreement is determined to create a security interest, each Buyer shall have all rights and remedies of a secured party under the UCC.

(b)           The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

(c)           The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

(d)           Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(e)           This Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f)            The parties understand that this Agreement is a legally binding agreement that may affect such party’s rights.  Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

(g)           Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

(h)           The parties recognize that each Transaction is a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first written above.

LOAN BUYER:

CITIGROUP FINANCIAL PRODUCTS INC., a Delaware corporation

By:	/s/ Richard B. Schlenger
Name: Richard B. Schlenger
Title: Director

SECURITIES BUYER:

CITIGROUP GLOBAL MARKETS INC., a Delaware corporation

By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Managing Director

SELLER:

CAPITAL TRUST, INC.,
a Maryland corporation

By:	/s/ Geoffrey G. Jervis
Name: Geoffrey G. Jervis
Title: Chief Financial Officer

ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I	Names and Addresses for Communications between Parties
SCHEDULE I-A	Purchase Percentages and Applicable Spreads
EXHIBIT I	Form of Confirmation
EXHIBIT II	Authorized Representatives of Seller
EXHIBIT III	Form of Re-Direction Letter
EXHIBIT IV	Form of Custodial Delivery
EXHIBIT V	Form of Power of Attorney
EXHIBIT VI	Representations and Warranties Regarding Individual Purchased Loans
EXHIBIT VII	Asset Information
EXHIBIT VIII	Purchase Procedure

ANNEX I

Names and Addresses for Communications Between Parties

Buyer:

Citigroup Financial Products Inc.
388 Greenwich Street
New York, NY  10013
Attention:  Richard Schlenger
Telephone:       (212) 816-7806
Facsimile:         (212) 816-8307

With copies to:

Sidley Austin  LLP
787 Seventh Avenue
New York, NY  10019
Attention:  Brian Krisberg, Esq.
Telephone:       (212) 839-8735
Facsimile:         (212) 839-5599

Seller:

Capital Trust, Inc.
410 Park Avenue, 14th Floor
New York, NY  10022
Attention:        Geoffrey G. Jervis
Telephone:       (212) 655-0247
Facsimile:         (212) 655-0044

With a copy to:

Paul Hastings Janofsky &Walker LLP
75 East 55th Street
New York, NY  10022
Attention:        Robert J. Grados, Esq.
Telephone:       (212) 318-6923
Facsimile:         (212) 230-7830

SCHEDULE I-A

Purchase Percentages and Applicable Spreads

ELIGIBLE LOANS:

Asset Type Grouping	Leverage Category(1)(2)	Purchase Percentage	Applicable Spread
First Mortgage	Greater than 7% NOI Yield & Less than 85% LTV(3)	[****]	[****]
First Mortgage	Less than 7% NOI Yield & Less than 80% LTV(3)	[****]	[****]
B-Notes & Mezzanine Loans	Less than 50%(4)	[****]	[****]
B-Notes & Mezzanine Loans	50.01% to 55%(4)	[****]	[****]
B-Notes & Mezzanine Loans	55.01% to 60%(4)	[****]	[****]
B-Notes & Mezzanine Loans	60.01% to 65%(4)	[****]	[****]
		[****]	[****]
		[****]	[****]
B-Notes & Mezzanine Loans	65.01% to 70%(4)	[****]	[****]
		[****]	[****]
		[****]	[****]
B-Notes & Mezzanine Loans	70.01% to 75%(4)	[****]	[****]
		[****]	[****]
		[****]	[****]
B-Notes & Mezzanine Loans	75.01% to 80%(4)	[****]	[****]
		[****]	[****]
		[****]	[****]
B-Notes & Mezzanine Loans	80.01% to 85%(4)	[****]	[****]
		[****]	[****]
		[****]	[****]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

B-Notes & Mezzanine Loans	85.01% to 90%(4)	[****]	[****]
		[****]	[****]
		[****]	[****]
Preferred Equity & Other	Case by case	[****]	[****]

ELIGIBLE SECURITIES (5):

Asset Type Grouping	Rating Category	Purchase Percentages	Applicable Spread
CMBS	BBB	[****]	[****]
		[****]	[****]
CMBS	BBB-	[****]	[****]
		[****]	[****]
CMBS	BB+	[****]	[****]
		[****]	[****]
CMBS	BB	[****]	[****]
		[****]	[****]
CMBS	BB-	[****]	[****]
		[****]	[****]
CMBS	B+	[****]	[****]
		[****]	[****]
CMBS	B	[****]	[****]
		[****]	[****]
CMBS	B-	[****]	[****]
		[****]	[****]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

2

CMBS	Unrated	[****]	[****]
		[****]	[****]

Footnotes

(1)          Leverage Category is determined by Buyer based on LTV Range.

(2)          [****]

(3)          “LTV” for purposes of the First Mortgages means the ratio of the unpaid principal balance of the entire related mortgage loan to the value of the property securing such mortgage loan as determined by Buyer in its sole discretion.

(4)          “LTV” for purposes of the B-Notes and Mezzanine Loans means the ratio of the aggregate indebtedness, including the Purchased Loan and indebtedness pari passu or senior to it, secured directly or indirectly by the related property (i.e. such B-Note or Mezzanine Loan and all other debt senior to such B-Note or Mezzanine Loan ) to the value of the property securing directly or indirectly such indebtedness as determined by Buyer in its sole discretion.

(5)          The Purchase Percentages and Applicable Spreads set forth in the matrix above shall apply to floating rate Purchased Securities.  With respect to fixed rate Purchased Securities, Buyer shall determine the applicable Purchase Percentage and Applicable Spread on a case by case basis.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934.  Material filed separately with the Securities and Exchange Commission.

3

EXHIBIT I

CONFIRMATION STATEMENT

Ladies and Gentlemen:

Capital Trust, Inc., is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which [Citigroup Global Markets Inc.] [Citigroup Financial Products Inc.] shall purchase from Capital Trust, Inc. the Purchased Assets identified in the Master Repurchase Agreement, dated as of July 30, 2007 (the “Agreement”), between [Citigroup Global Markets Inc.] [Citigroup Financial Products Inc.] (the “Buyer”) and Capital Trust, Inc. (“Seller”) as follows below and on the attached Schedule 1.  Capitalized terms used herein without definition have the meanings given in the Agreement.

Buyer:	[ ]
Seller:	Capital Trust, Inc.
Purchase Date:	, 200
Purchased Assets:	As identified on attached Schedule 1
Aggregate Principal Amount of Purchased Assets:
Purchase Price:	$
Previous Purchase Price:	$
Change in Purchase Price:	$
Requested Wire Amount:	$
Purchase Percentage:	%
Pricing Rate:	one month LIBOR plus %
Buyer’s Margin Percentage:
Capital Trust, Inc. Wire Instructions:	Bank: City/State: ABA: Account Name: Account #: Attention:
Name and address for communications:	Buyer: [Citigroup Global Markets Inc.] [Citigroup Financial Products Inc.] 388 Greenwich Street New York, NY 10013 Attention: Richard Schlenger Telephone: (212) 816-7806

Facsimile: (212) 816-8307

Seller: Capital Trust, Inc. 410 Park Avenue, 14th Floor New York, NY 10022 Attention: Geoffrey G. Jervis Telephone: (212) 655-0247 Facsimile: (212) 655-0044

CAPITAL TRUST, INC.,
a Maryland corporation

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

[CITIGROUP FINANCIAL PRODUCTS INC.,
a Delaware corporation]

[CITIGROUP GLOBAL MARKETS INC.,
a Delaware corporation]

By:
Name:
Title:

2

Schedule 1 to Confirmation Statement

Purchased Securities:

Aggregate Principal Amount:

CUSIP NO.:

Securitization Document (including trustee):

Purchased Loans:

Aggregate Principal Amount:

3

EXHIBIT II

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Specimen Signature

EXHIBIT III

FORM OF RE-DIRECTION LETTER

[SELLER]

[LETTERHEAD]

REDIRECTION LETTER

AS OF [          ], 200[ ]

Ladies and Gentlemen:

Please refer to: (a) that certain [Loan Agreement], dated [                  ], 200[ ], by and among [                            ] (the “Borrower”), as borrower, and [               ] (the “Lender”), as lender; and (b) all documents securing or relating to that certain $[              ] loan made by the Lender to the Borrower on [           ], 200[ ] (the “Loan”).

You are advised as follows, effective as of the date of this letter.

Assignment of the Loan.  The Lender has entered into a Master Repurchase Agreement, dated as July 30, 2007 (as the same may be amended and/or restated from time to time, the “Repo Agreement”), with Citigroup Financial Products Inc. (“Buyer”), [address], and has assigned its rights and interests in the Loan (and all of its rights and remedies in respect of the Loan) to Buyer.  This assignment shall remain in effect unless and until Buyer has notified Borrower otherwise in writing.

Direction of Funds.  In connection with Lender’s obligations under the Repo Agreement, Lender hereby directs Borrower to disburse, by wire transfer, any and all payments to be made under or in respect of the Loan to the following account at LaSalle Bank for the benefit of Buyer:

LaSalle Bank
ABA [                        ]
Account # [                          ]
FFC: [                 ]
Attn:       [BUYER] —
                Buyer’s Repurchase Account
Attn: [                           ]

This direction shall remain in effect unless and until Buyer has notified Borrower otherwise in writing.

Modifications, Waivers, Etc.  No modification, waiver, deferral, or release (in whole or in part) of any party’s obligations in respect of the Loan, or of any asset for any obligations in respect of the Loan, shall be effective without the prior written consent of Buyer.

Please acknowledge your acceptance of the terms and directions contained in this correspondence by executing a counterpart of this correspondence and returning it to the undersigned.

[Signature Page Follows]

Very truly yours,

CAPITAL TRUST, INC.,
a Maryland corporation

By:
Name:
Title:
Date: [ ], 200[ ]

Agreed and accepted this [ ]
day of [ ], 200[ ]

[ ]

By:
Name:
Title:

2

EXHIBIT IV

FORM OF CUSTODIAL DELIVERY

On this                of                 , 200   , Capital Trust, Inc., as Seller under that certain Master Repurchase Agreement, dated as of July 30, 2007 (the “Repurchase Agreement”) between Citigroup Financial Products Inc. and Citigroup Global Markets Inc. (together, “Buyer”) and Capital Trust, Inc., does hereby deliver to LaSalle Bank National Association (“Custodian”), as custodian under that certain Custodial Agreement, dated as of July 30, 2007 (the “Custodial Agreement”), among Buyer, Custodian and Capital Trust, Inc., the Purchased Loan Files with respect to the Purchased Loans to be purchased by Buyer pursuant to the Repurchase Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Loan Files to ascertain delivery of the documents listed in Section 3(g) to the Custodial Agreement.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

CAPITAL TRUST, INC.,
a Maryland corporation

By:
Name:
Title:

EXHIBIT V

FORM OF POWER OF ATTORNEY

“Know All Men by These Presents, that Capital Trust, Inc. (“Seller”), does hereby appoint Citigroup Financial Products Inc. (“Loan Buyer”), and Citigroup Global Markets, Inc. (“Securities Buyer”, each of Loan Buyer and Securities Buyer, a “Buyer’ and collectively, the “Buyers”), its attorney-in-fact to act in Seller’s name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the Mezzanine Notes and the Assignments of Mortgages, (ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of the Seller’s rights under the Purchased Loans purchased by Buyer pursuant to the Master Repurchase Agreement dated as of July 30, 2007 (the “Repurchase Agreement”), between Buyers and Capital Trust, Inc., and to take such other steps as may be necessary or desirable to enforce Buyer’s rights against such Purchased Loans, the related Purchased Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OF FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed as a deed this July    , 2007.

CAPITAL TRUST, INC.,
a Maryland corporation

By:
Name:
Title:

EXHIBIT VI

REPRESENTATIONS AND WARRANTIES
RE:  PURCHASED LOANS CONSISTING OF FIRST MORTGAGES

1.             The First Mortgage is a performing mortgage loan secured by a first priority security interest in a commercial or multifamily property.

2.             As of the Purchase Date, such First Mortgage complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such First Mortgage.

3.             Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such First Mortgage, and Seller is transferring such First Mortgage free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such First Mortgage. Upon consummation of the purchase contemplated to occur in respect of such First Mortgage on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such First Mortgage free and clear of any pledge, lien, encumbrance or security interest.

4.             No fraudulent acts were committed by Seller in connection with its acquisition or origination of such First Mortgage nor were any fraudulent acts committed by any Person in connection with the origination of such First Mortgage.

5.             All information contained in the related Preliminary Due Diligence Package (or as otherwise provided to Buyer) in respect of such First Mortgage is accurate and complete in all material respects.

6.             Except as included in the Preliminary Due Diligence Package or otherwise disclosed to Buyer, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such First Mortgage and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.

7.             Except as included in the Preliminary Due Diligence Package or otherwise disclosed to Buyer, such First Mortgage is presently outstanding, the proceeds thereof have been fully and properly disbursed and, except for amounts held in escrow by Seller, there is no requirement for any future advances thereunder.

8.             Seller has full right, power and authority to sell and assign such First Mortgage and such First Mortgage or any related Mortgage Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

9.             Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related Mortgage and/or Mortgage Note, no consent or approval by any Person is required in connection with Seller’s sale and/or Buyer’s acquisition of such First Mortgage, for Buyer’s exercise of any rights or remedies in respect of such First Mortgage or for Buyer’s sale, pledge or other disposition of such First Mortgage. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

10.           No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such First Mortgage.

11.           Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such First Mortgage is or may become obligated.

12.           Seller has not advanced funds, or knowingly received any advance of funds from a party other than the Mortgagee relating to such First Mortgage, directly or indirectly, for the payment of any amount required by such First Mortgage.

13.           Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such First Mortgage is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such First Mortgage documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the First Mortgage documents invalid as a whole and such First Mortgage documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of Seller to assign, transfer and convey the related First Mortgage to any other Person, except, however, for customary intercreditor restrictions limiting assignees to “Qualified Transferees”. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

14.           As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any related Mortgage Note, Mortgage or other agreements executed in connection therewith, and, as of the Purchase Date, there is no valid offset, defense, counterclaim or right to rescission with respect to any such Mortgage Note, Mortgage or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

3

15.           Seller has delivered to Buyer or its designee the original Mortgage Note(s) made in respect of such First Mortgage, together with an original endorsement thereof executed by Seller in blank.

16.           Each related assignment of Mortgage and assignment of Assignment of Leases from Seller in blank constitutes the legal, valid and binding first priority assignment from Seller (assuming the insertion of the Buyer’s name), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

17.           The First Mortgage is secured by one or more Mortgages and each such Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph (13) above and the following title exceptions (each such title exception, a “Title Exception”, and collectively, the “Title Exceptions”):  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the First Mortgage when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (21) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the First Mortgage when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the First Mortgage when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such First Mortgage is cross-collateralized with any other First Mortgage, the lien of the Mortgage for such other First Mortgage, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the First Mortgage when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted First Mortgages and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such First Mortgage.

18.           UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary

4

to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related First Mortgage) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such First Mortgage or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related First Mortgage establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditor’s rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

19.           All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Purchase Date have become delinquent in respect of the Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

20.           As of the Purchase Date, the related Mortgaged Property was free and clear of any material damage (other than deferred maintenance) that would affect materially and adversely the value of such Mortgaged Property as security for the First Mortgage and there was no proceeding pending or, based solely upon the delivery of written notice thereof from the appropriate condemning authority, threatened for the total or partial condemnation of such Mortgaged Property.

21.           The lien of each related Mortgage as a first priority lien in the original principal amount of such First Mortgage after all advances of principal is insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring Seller, its successors and assigns, subject only to the Title Exceptions; the Mortgagee or its successors or assigns is the sole named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Buyer Mortgagee of record; such title policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and no circumstance exists which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where

5

such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

22.           As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the outstanding principal balance of the First Mortgage, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property, all of which was in full force and effect with respect to the related Mortgaged Property; and all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to the related Mortgaged Property; all premiums due and payable through the Purchase Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar First Mortgage and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the First Mortgage, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or “BBB-” (or the equivalent) from S&P and Fitch or “Baa3” (or the equivalent) from Moody’s. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such First Mortgage and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property.  The insurance policies contain a standard Mortgagee clause naming Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a

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liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.

23.           (a) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event has occurred (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any paragraph of this Exhibit VI and (b) Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage Loan documents no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

24.           As of the Purchase Date, such First Mortgage is not, since origination, and has not been, 30 days or more past due in respect of any scheduled payment.

25.           Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, the related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

26.           Such First Mortgage constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury Regulations Sections 1.860G-2(a)(3) or 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such First Mortgage were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such First Mortgage as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such First Mortgage was at least equal to 80% of the principal amount of the First Mortgage (a) as of the Testing Date, or (b) as of the Purchase Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the First Mortgage, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the First Mortgage, and (2) the “Testing Date” shall be the date on which the referenced First Mortgage was originated unless (a) such First Mortgage was modified after the date of its origination in a manner that would cause a “significant modification” of such First Mortgage within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such “significant modification” did not occur at a time

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when such First Mortgage was in default or when default with respect to such First Mortgage was reasonably foreseeable. However, if the referenced First Mortgage has been subjected to a “significant modification” after the date of its origination and at a time when such First Mortgage was not in default or when default with respect to such First Mortgage was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such “significant modification” occurred.

27.           There is no material and adverse environmental condition or circumstance affecting the Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Mortgaged Property; neither Seller nor the Underlying Property Owner has taken any actions which would cause the Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the borrower to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the Mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

28.           Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non judicial foreclosure, subject to the effects of bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

29.           No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

30.           Such First Mortgage is a First Mortgage and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.  Seller holds no preferred equity interest.

31.           Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such First Mortgage if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related borrower and transfers of less than a controlling interest (as such term is defined in the related First Mortgage documents) in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to First Mortgages which are

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cross-collateralized or cross-defaulted with other mortgage loans or multi-property First Mortgages or transfers of a similar nature to the foregoing meeting the requirements of the First Mortgage (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (34) below), or (b) the related Mortgaged Property or controlling interest in the borrower is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt. The First Mortgage documents require the borrower to pay all reasonable costs incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender’s approval.

32.           Except as set forth in the related Mortgage Loan documents delivered to Buyer, the terms of the related Mortgage Note(s) and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or recission has occurred since the date upon which the due diligence file related to the applicable First Mortgage was delivered to Buyer or its designee.

33.           Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

34.           Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the First Mortgage or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to First Mortgages (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a First Mortgage secured by multiple Underlying Mortgaged Properties, one or more of such Underlying Mortgaged Properties) “government securities” as defined in the Investment Company Act of 1940, as amended, sufficient to pay the First Mortgages (or portions thereof) in accordance with its terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of Preliminary Due Diligence the First Mortgage, (c) where release is conditional upon the satisfaction of certain Preliminary Due Diligence and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse effect on the underwritten value of the security for the First Mortgage or that were not allocated to any value in the Preliminary Due Diligence during the origination of the First Mortgage, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

35.           There are no material violations of any applicable zoning ordinances, building codes or land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or

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net operating income of the Mortgaged Property. The First Mortgage documents require the Mortgaged Property to comply with all applicable laws and ordinances.

36.           None of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the First Mortgage lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor’s use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

37.           The related Mortgagor has covenanted in its organizational documents and/or the First Mortgage documents to own no significant asset other than the related Underlying Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Underlying Mortgaged Properties, and to hold itself out as being a legal entity, separate and apart from any other Person.

38.           No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by Seller to the Mortgagor and no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

39.           As of the Purchase Date, there was no pending action, suit or proceeding, or governmental investigation of which Seller has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor’s ability to pay principal, interest or any other amounts due under such First Mortgage or the security intended to be provided by the First Mortgage documents or the current use of the Mortgaged Property.

40.           As of the Purchase Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

41.           The First Mortgage and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

42.           Each First Mortgage that is cross-collateralized is cross-collateralized only with other First Mortgages sold pursuant to this Agreement.

43.           The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of

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(i) the original principal balance of the First Mortgage, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

44.           All escrow deposits and payments required pursuant to the First Mortgage as of the Purchase Date required to be deposited with Seller in accordance with the First Mortgage documents have been so deposited, are in the possession, or under the control, of Seller or its agent and there are no deficiencies in connection therewith.

45.           As of the Purchase Date, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor. The First Mortgage documents require the borrower to maintain all such licenses, permits and authorizations.

46.           The origination (or acquisition, as the case may be), servicing and collection practices used by Seller with respect to the First Mortgage have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

47.           Except for Mortgagors under First Mortgages the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

48.           The First Mortgage documents for such First Mortgage provide that such First Mortgage is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor accepts responsibility for any loss incurred due to fraud on the part of the Mortgagor and/or other intentional material misrepresentation. Furthermore, the First Mortgage documents for each First Mortgage provide that the related Mortgagor and an additional guarantor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related First Mortgage documents.

49.           Subject to the exceptions set forth in paragraph (13) and upon possession of the Mortgaged Property as required under applicable state law, any Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with such First Mortgage establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor’s interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

50.           With respect to such First Mortgage, any prepayment premium and yield maintenance charge constitutes a “customary prepayment penalty” within the meaning of Treasury Regulations Section 1.860G-1 (b)(2).

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51.           If such First Mortgage contains a provision for any defeasance of mortgage collateral, such First Mortgage permits defeasance (1) no earlier than two years after any securitization of such First Mortgage and (2) only with substitute collateral constituting “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such First Mortgage was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related First Mortgage documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies’ fees, accounting fees and attorneys’ fees), and provide that the related Mortgagor must deliver (or otherwise, the First Mortgage documents contain certain provisions pursuant to which the lender can require) (a) an accountant’s certification as to the adequacy of the defeasance collateral to make payments under the related First Mortgage for the remainder of its term, (b) an opinion of counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from each applicable Rating Agency that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to any certificates backed by the related First Mortgage. Notwithstanding the foregoing, some of the First Mortgage documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC opinion of counsel.

52.           To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the First Mortgage, the originator of such First Mortgage was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the First Mortgage.

53.           Neither Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the First Mortgage.

54.           The related Mortgaged Property is not encumbered, and none of the First Mortgage documents permits the related Mortgaged Property to be encumbered subsequent to the Purchase Date without the prior written consent of the holder of such First Mortgage, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Purchase Date of the related First Mortgage).

55.           Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the Mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

56.           An appraisal of the related Mortgaged Property was conducted in connection with the origination of such First Mortgage; and such appraisal satisfied either (A)

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the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such First Mortgage was originated.

57.           The related First Mortgage documents require the Mortgagor to provide the Mortgagee with certain financial information at the times required under the related First Mortgage documents.

58.           The related Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

59.           With respect to each related Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

(i)            Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Purchase Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Purchase Date.

(ii)           Upon the foreclosure of the First Mortgage (or acceptance of a deed in lieu thereof), the Mortgagor’s interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).

(iii)          Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and any such action without such consent is not binding on the Mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the Mortgagee and (iii) such default is curable by the Mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

(iv)          Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

(v)           The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement.

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(vi)          The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject.

(vii)         A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

(viii)        Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the Mortgagee acquires the lessee’s rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date.

(ix)           Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the First Mortgage, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such First Mortgage).

(x)            The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

(xi)           The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

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REPRESENTATIONS AND WARRANTIES
RE:  PURCHASED LOANS CONSISTING OF B NOTES

1.             The B Note is (a) a junior participation interest in a First Mortgage or (b) a “B-note” in an “A/B structure” in a First Mortgage.

2.             As of the Purchase Date, such B Note complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such B Note.

3.             Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such B Note, and Seller is transferring such B Note free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such B Note. Upon consummation of the purchase contemplated to occur in respect of such B Note on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such B Note free and clear of any pledge, lien, encumbrance or security interest.

4.             No fraudulent acts were committed by Seller in connection with its acquisition or origination of such B Note nor were any fraudulent acts committed by any Person in connection with the origination of such B Note.

5.             All information contained in the related Preliminary Due Diligence Package (or as otherwise provided to Buyer) in respect of such B Note is accurate and complete in all material respects.

6.             Except as included in the Preliminary Due Diligence Package or otherwise disclosed to Buyer, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such B Note and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.

7.             Seller has full right, power and authority to sell and assign such B Note and such B Note or any related Mortgage Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

8.             Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related Mortgage and/or Mortgage Note, no consent or approval by any Person is required in connection with Seller’s sale and/or Buyer’s acquisition of such B Note, for Buyer’s exercise of any rights or remedies in respect of such B Note or for Buyer’s sale, pledge or other disposition of such B Note.  Except as included in the Preliminary Due Diligence Package or otherwise disclosed to Buyer, no third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

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9.             No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such B Note.

10.           Seller has delivered to Buyer or its designee the original promissory note, certificate or other similar indicia of ownership of such B Note, however denominated, together with an original assignment thereof, executed by Seller in blank, or, with respect to a participation interest, reissued in Buyer’s name (or such other name as designated by the Buyer).

11.           No default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such B Note in respect of the related Mortgaged Property and there is no provision in any such agreement which would provide for any increase in the principal amount of any such lien or other interest.

12.           No (i) monetary default, breach or violation exists with respect to any agreement or other document governing or pertaining to such B Note, the related First Mortgage or any other obligation of the Underlying Property Owner, (ii) material non-monetary default, breach or violation exists with respect to such B Note, the related First Mortgage or any other obligation of the Underlying Property Owner, or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

13.           Such B Note has not been and shall not be deemed to be a Security within the meaning of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

14.           Each related Underlying Mortgage Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to the origination of such Underlying Mortgage Loan.

15.           Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such B Note is or may become obligated.

16.           Seller has not advanced funds, or knowingly received any advance of funds from a party other than the Mortgagee relating to such B Note, directly or indirectly, for the payment of any amount required by such B Note.

17.           With respect to each related Underlying Mortgage Loan, each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Underlying Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Underlying Mortgage Loan

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documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Underlying Mortgage Loan documents invalid as a whole and such Underlying Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of any holder thereof to assign, transfer and convey all or any portion of the related Underlying Mortgage Loan or the related B Note to any other Person, except, however, for customary intercreditor restrictions limiting assignees to “Qualified Transferees”. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

18.           With respect to the B Note and each related Underlying Mortgage Loan, as of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any related Mortgage Note, Mortgage or other agreements executed in connection therewith, and, as of the Purchase Date for the related Purchased Loan, there is no valid offset, defense, counterclaim or right to rescission with respect to any such Mortgage Note, Mortgage or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

19.           With respect to the Underlying Mortgage Loan, each related Assignment of Mortgage and assignment of Assignment of Leases from Seller in blank constitutes the legal, valid and binding first priority assignment from Seller (assuming the insertion of the Buyer’s name), except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

20.           The Underlying Mortgage Loan is secured by one or more Mortgages and each such Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph (17) above and the following title exceptions (each such title exception, a “Title Exception”, and collectively, the “Title Exceptions”):  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Underlying Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (24) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Underlying Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which

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like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Underlying Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Underlying Mortgage Loan is cross-collateralized with any other Underlying Mortgage Loan, the lien of the Mortgage for such other Underlying Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor’s ability to pay its obligations under the Underlying Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Underlying Mortgage Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Underlying Mortgage Loan.

21.           UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on each related Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate such Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Underlying Mortgage Loan) material to the value of such Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Underlying Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Underlying Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor’s rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

22.           All real estate taxes and governmental assessments, or installments thereof, which would be a lien on any related Mortgaged Property and that prior to the Purchase Date for the related Purchased Loan have become delinquent in respect of such Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

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23.           As of the Purchase Date for the related Purchased Loan, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance) that would affect materially and adversely the value of such Mortgaged Property as security for the related Underlying Mortgage Loan and there was no proceeding pending or, based solely upon the delivery of written notice thereof from the appropriate condemning authority, threatened for the total or partial condemnation of such Mortgaged Property.

24.           With respect to each related Underlying Mortgage Loan, the lien of each related Mortgage as a first priority lien in the original principal amount of such Underlying Mortgage Loan after all advances of principal is insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgagee, its successors and assigns, subject only to the Title Exceptions; the Mortgagee or its successors or assigns is the sole named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the trustee as Mortgagee of record; such title policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and no circumstance exists which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

25.           With respect to each related Underlying Mortgage Loan, as of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the outstanding principal balance of the Underlying Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property, all of which was in full force and effect with respect to each related Mortgaged Property; and, as of the Purchase Date for the related Purchased Loan, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Purchase Date for the related Purchased Loan have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in

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respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Underlying Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or “BBB-” (or the equivalent) from S&P and Fitch or “Baa3” (or the equivalent) from Moody’s. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Underlying Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property.

26.           The insurance policies contain a standard Mortgagee clause naming the Mortgagee, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.

27.           With respect to any Underlying Mortgage Loan (a) other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event has occurred (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any paragraph of this Schedule (a) and (b) Seller has not waived any material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note and, pursuant to the terms of such Mortgage or Mortgage Note and other Underlying Mortgage Loan documents, no Person or party other than the holder of the related Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

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28.           As of the Purchase Date, the Underlying Mortgage Loan is not, since origination, and has not been, 30 days or more past due in respect of any scheduled payment.

29.           Each Mortgage related to the Underlying Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, the related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

30.           Each related Underlying Mortgage Loan secured by commercial or multifamily residential property constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury Regulations Sections 1.860G-2(a)(3) or 1.860G-2(f)(2)), is directly secured by a Mortgage on such commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Underlying Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Underlying Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Underlying Mortgage Loan was at least equal to 80% of the principal amount of the Underlying Mortgage Loan (a) as of the Testing Date, or (b) as of the Purchase Date for the related Purchased Loan. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Underlying Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Underlying Mortgage Loan, and (2) the “Testing Date” shall be the date on which the referenced Underlying Mortgage Loan was originated unless (a) such Underlying Mortgage Loan was modified after the date of its origination in a manner that would cause a “significant modification” of such Underlying Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such “significant modification” did not occur at a time when such Underlying Mortgage Loan was in default or when default with respect to such Underlying Mortgage Loan was reasonably foreseeable. However, if the referenced Underlying Mortgage Loan has been subjected to a “significant modification”, after the date of its origination and at a time when such Underlying Mortgage Loan was not in default or when default with respect to such Underlying Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such “significant modification” occurred.

31.           There is no material and adverse environmental condition or circumstance affecting the Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Mortgaged Property; neither Seller nor the Underlying Property Owner has taken any actions which would cause the Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the borrower to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the Mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

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32.           With respect to each related Underlying Mortgage Loan, each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non judicial foreclosure, subject to the effects of bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting the enforcement of creditors’ rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

33.           No issuer of the Purchased Loan, no co-participant and no Mortgagor related to any Underlying Mortgage Loan, is a debtor in any state or federal bankruptcy or insolvency proceeding.

34.           Except for the related Purchased Loan, each related Underlying Mortgage Loan is a First Mortgage and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

35.           With respect to each related Underlying Mortgage Loan, subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Underlying Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related borrower and transfers of less than a controlling interest (as such term is defined in the related Underlying Mortgage Loan documents) in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Underlying Mortgage Loans which are cross-collateralized or cross-defaulted with other mortgage loans or transfers of a similar nature to the foregoing meeting the requirements of the Underlying Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (38) below), or (b) the related Mortgaged Property or controlling interest in the borrower is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt. The Underlying Mortgage Loan documents require the borrower to pay all reasonable costs incurred by the Mortgagor with respect to any transfer, assumption or encumbrance requiring lender’s approval.

36.           With respect to each Purchased Loan and the related Underlying Mortgage Loan, except as set forth in the related Mortgage Asset documents delivered to Buyer, the terms of the related documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such documents and no such waiver, modification, alteration, satisfaction,

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impairment, cancellation, subordination or recission has occurred since the date upon which the due diligence file related to the applicable Purchased Loan was delivered to Buyer or its designee.

37.           Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

38.           Since origination, no material portion of any related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Underlying Mortgage Loan or the Purchased Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Underlying Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of an Underlying Mortgage Loan secured by multiple Underlying Mortgaged Properties, one or more of such Underlying Mortgaged Properties) “government securities” as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Underlying Mortgage Loan (or portions thereof) in accordance with its terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of Preliminary Due Diligence the Underlying Mortgage Loan, (c) where release is conditional upon the satisfaction of certain Preliminary Due Diligence and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse effect on the underwritten value of the security for the Underlying Mortgage Loan or that were not allocated to any value in the Preliminary Due Diligence during the origination of the Underlying Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

39.           With respect to each related Underlying Mortgage Loan, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The Underlying Mortgage Loan documents require the Mortgaged Property to comply with all applicable laws and ordinances.

40.           None of the material improvements which were included for the purposes of determining the appraised value of any related Mortgaged Property at the time of the origination of the respective Underlying Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor’s use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties

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encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

41.           The related Mortgagor has covenanted in its respective organizational documents and/or the underlying Mortgage Loan documents to own no significant asset other than the related Underlying Mortgaged Properties, as applicable, and assets incidental to its respective ownership and operation of such Underlying Mortgaged Properties, and to hold itself out as being a legal entity, separate and apart from any other Person.

42.           With respect to each related Underlying Mortgage Loan, no advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by Seller to the Mortgagor and no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage related thereto.

43.           With respect to each related Underlying Mortgage Loan, as of the Purchase Date for the related Purchased Loan, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor’s ability to pay principal, interest or any other amounts due under such Underlying Mortgage Loan or the security intended to be provided by the Underlying Mortgage Loan documents or the current use of the Mortgaged Property.

44.           With respect to each related Underlying Mortgage Loan, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

45.           With respect to the Purchased Loan and each related Underlying Mortgage Loan, such Underlying Mortgage Loan and the Purchased Loan and all interest thereon (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

46.           Each Underlying Mortgage Loan that is cross-collateralized is cross-collateralized only with other Underlying Mortgage Loans sold pursuant to this Agreement.

47.           The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Underlying Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

48.           All escrow deposits and payments required pursuant to the Underlying Mortgage Loan as of the Purchase Date required to be deposited with Seller in accordance with the Underlying Mortgage Loan documents have been so deposited, are in the possession, or under the control, of Seller or its agent and there are no deficiencies in connection therewith.

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49.           With respect to each related Underlying Mortgage Loan, as of the Purchase Date, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor. The Underlying Mortgage Loan documents require the borrower to maintain all such licenses, permits and authorizations.

50.           With respect to the B Note and each related Underlying Mortgage Loan, the origination (or acquisition, as the case may be), servicing and collection practices used by Seller with respect to such Underlying Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

51.           With respect to each related Underlying Mortgage Loan, except for Mortgagors under Underlying Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

52.           The documents for each related Underlying Mortgage Loan provide that each such Underlying Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor accepts responsibility for any loss uncured due to fraud on the part of the Mortgagor and/or other intentional material misrepresentation. Furthermore, the documents for each related Underlying Mortgage Loan provide that the related Mortgagor and an additional guarantor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Underlying Mortgage Loan documents.

53.           Subject to the exceptions set forth in paragraph (17) and upon possession of the Mortgaged Property as required under applicable state law, any Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Underlying Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor’s interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

54.           With respect to each related Underlying Mortgage Loan, any prepayment premium and yield maintenance charge constitutes a “customary prepayment penalty” within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

55.           If any related Underlying Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Underlying Mortgage Loan permits defeasance (1) no earlier than two years after any securitization of the Underlying Mortgage Loan or the B Note and (2) only with substitute collateral constituting “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. No related Underlying Mortgage Loan was originated with

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the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if the Mortgage related to any such Underlying Mortgage Loan contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Underlying Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies’ fees, accounting fees and attorneys’ fees), and provide that the related Mortgagor must deliver (or otherwise, the Underlying Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant’s certification as to the adequacy of the defeasance collateral to make payments under the related Underlying Mortgage Loan for the remainder of its term, (b) an opinion of counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from each applicable Rating Agency that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to any certificates backed by the related Underlying Mortgage Loan or the B Note. Notwithstanding the foregoing, some of the Underlying Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC opinion of counsel.

56.           With respect to each related Underlying Mortgage Loan, to the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of such Underlying Mortgage Loan, the originator of such Underlying Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Underlying Mortgage Loan.

57.           Neither Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under any related Underlying Mortgage Loan.

58.           With respect to each related Underlying Mortgage Loan, the related Mortgaged Property is not encumbered, and none of the Underlying Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Purchase Date of the related Purchased Loan without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after such Purchase Date).

59.           With respect to each related Underlying Mortgage Loan, each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the Mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

60.           With respect to each related Underlying Mortgage Loan, an appraisal of the related Mortgaged Property was conducted in connection with the origination of such Underlying Mortgage Loan; and such appraisal satisfied either (A) the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards

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Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Underlying Mortgage Loan was originated.

61.           With respect to each related Underlying Mortgage Loan, the related Underlying Mortgage Loan documents require the Mortgagor to provide the Mortgagee with certain financial information at the times required under such Underlying Mortgage Loan documents.

62.           With respect to each related Underlying Mortgage Loan, the related Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

63.           With respect to each related Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

(i)            Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Purchase Date of the related Purchased Loan and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Purchase Date.

(ii)           Upon the foreclosure of the Underlying Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor’s interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).

(iii)          Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and any such action without such consent is not binding on the Mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the Mortgagee and (iii) such default is curable by the Mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

(iv)          Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

(v)           The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement.

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(vi)          The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject.

(vii)         A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

(viii)        Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the Mortgagee acquires the lessee’s rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date.

(ix)           Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Underlying Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Underlying Mortgage Loan).

(x)            The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

(xi)           The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

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REPRESENTATIONS AND WARRANTIES
RE:  PURCHASED LOANS CONSISTING OF MEZZANINE LOANS

1.             The Mezzanine Loan is a performing mezzanine loan secured by a pledge of all (or such lesser percentage as Buyer may agree to) of the Capital Stock of a Mortgagor that owns income producing commercial real estate.

2.             As of the Purchase Date, such Mezzanine Loan complies in all material respects with, or is exempt from, all requirements of federal, state or local law relating to such Mezzanine Loan.

3.             Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Mezzanine Loan, and Seller is transferring such Mezzanine Loan free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Mezzanine Loan. Upon consummation of the purchase contemplated to occur in respect of such Mezzanine Loan on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Mezzanine Loan free and clear of any pledge, lien, encumbrance or security interest.

4.             No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Mezzanine Loan nor were any fraudulent acts committed by any Person in connection with the origination of such Mezzanine Loan.

5.             All information contained in the related Preliminary Due Diligence Package (or as otherwise provided to Buyer) in respect of such Mezzanine Loan is accurate and complete in all material respects.

6.             Except as included in the Preliminary Due Diligence Package, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Mezzanine Loan and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.

7.             Except as included in the Preliminary Due Diligence Package or otherwise disclosed to Buyer, such Mezzanine Loan is presently outstanding, the proceeds thereof have been fully and properly disbursed and, except for amounts held in escrow by Seller, there is no requirement for any future advances thereunder.

8.             Seller has full right, power and authority to sell and assign such Mezzanine Loan and such Mezzanine Loan or any related Mezzanine Note has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

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9.             Other than consents and approvals obtained as of the related Purchase Date or those already granted in the documentation governing such Mezzanine Loan (the “Mezzanine Loan Documents”), no consent or approval by any Person is required in connection with Seller’s sale and/or Buyer’s acquisition of such Mezzanine Loan, for Buyer’s exercise of any rights or remedies in respect of such Mezzanine Loan or for Buyer’s sale, pledge or other disposition of such Mezzanine Loan. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

10.           The Mezzanine Collateral is secured by a pledge of equity ownership interests in the related borrower under the Underlying Mortgage Loan or a direct or indirect owner of the related borrower and the security interest created thereby has been fully perfected in favor of Seller as Mezzanine Lender.

11.           The Underlying Property Owner has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with requisite power and authority to own its assets and to transact the business in which it is now engaged, the sole purpose of the Underlying Property Owner under its organizational documents is to own, finance, sell or otherwise manage the Properties and to engage in any and all activities related or incidental thereto, and the Underlying Mortgaged Properties constitute the sole assets of the Underlying Property Owner.

12.           The Underlying Property Owner has good and marketable title to the Underlying Mortgaged Property, no claims under the title policies insuring the Underlying Property Owner’s title to the Properties have been made, and the Underlying Property Owner has not received any written notice regarding any material violation of any easement, restrictive covenant or similar instrument affecting the Underlying Mortgaged Property.

13.           The representations and warranties made by the borrower (the “Mezzanine Borrower”) in the Mezzanine Loan Documents were true and correct in all material respects as of the date such representations and warranties were stated to be true therein, and there has been no adverse change with respect to the Mezzanine Loan, the Mezzanine Borrower, the Underlying Mortgaged Property or the Underlying Property Owner that would render any such representation or warranty not true or correct in any material respect as of the Purchase Date.

14.           The Mezzanine Loan Documents provide for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan if (i) the related borrower voluntarily transfers or encumbers all or any portion of any related Mezzanine Collateral, or (ii) any direct or indirect interest in the related borrower is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the related loan documents.

15.           Pursuant to the terms of the Mezzanine Loan Documents:  (a) no material terms of any related Mortgage may be waived, canceled, subordinated or modified in any material respect and no material portion of such Mortgage or the Mortgaged Property may be released without the consent of the holder of the Mezzanine Loan; (b) no material action may be taken by the Underlying Property Owner with respect to the Underlying Mortgaged Property

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without the consent of the holder of the Mezzanine Loan; (c) the holder of the Mezzanine Loan is entitled to approve the budget of the Underlying Property Owner as it relates to the Underlying Mortgaged Property; and (d) the holder of the Mezzanine Loan’s consent is required prior to the Underlying Property Owner incurring any additional indebtedness.

16.           There is no (i) monetary default, breach or violation with respect to such Mezzanine Loan, the Underlying Mortgage Loan or any other obligation of the owner of the Underlying Mortgaged Property (the “Underlying Property Owner”), (ii) material non-monetary default, breach or violation with respect to such Mezzanine Loan, the Underlying Mortgage Loan or any other obligation of the Underlying Property Owner or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

17.           No default or event of default has occurred under any agreement pertaining to any lien or other interest that ranks pari passu with or senior to the interests of the holder of such Mezzanine Loan or with respect to any Underlying Mortgage Loan or other indebtedness in respect of the related Underlying Mortgaged Property and there is no provision in any agreement related to any such lien, interest or loan which would provide for any increase in the principal amount of any such lien, other interest or loan.

18.           Seller’s security interest in the Mezzanine Loan is covered by a UCC-9 insurance policy (the “UCC-9 Policy”) in the maximum principal amount of the Mezzanine Loan insuring that the related pledge is a valid first priority lien on the collateral pledged in respect of such Mezzanine Loan (the “Mezzanine Collateral”), subject only to the exceptions stated therein (or a pro forma title policy or marked up title insurance commitment on which the required premium has been paid exists which evidences that such UCC-9 Policy will be issued), such UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, no material claims have been made thereunder and no claims have been paid thereunder, Seller has not done, by act or omission, anything that would materially impair the coverage under the UCC-9 Policy and as of the Purchase Date, the UCC-9 Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Buyer without the consent of or notice to the insurer.

19.           The Mezzanine Loan, and each party involved in the origination of the Mezzanine Loan, complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

20.           Seller has delivered to Buyer or its designee the original promissory note made in respect of such Mezzanine Loan, together with an original assignment thereof executed by Seller in blank.

21.           The Seller has not received any written notice that the Mezzanine Loan may be subject to reduction or disallowance for any reason, including without limitation, any setoff, right of recoupment, defense, counterclaim or impairment of any kind.

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22.           The Seller has no obligation to make loans to, make guarantees on behalf of, or otherwise extend credit to, or make any of the foregoing for the benefit of, the Mezzanine Borrower or any other person under or in connection with the Mezzanine Loan.

23.           The servicing and collection practices used by the servicer of the Mezzanine Loan, and the origination practices of the related originator, have been in all respects legal, proper and prudent and have met customary industry standards by prudent institutional commercial mezzanine lenders and mezzanine loan servicers except to the extent that, in connection with its origination, such standards were modified as reflected in the documentation delivered to Buyer.

24.           If applicable, the ground lessor consented to and acknowledged that (i) the Mezzanine Loan is permitted / approved, (ii) any foreclosure of the Mezzanine Loan and related change in ownership of the ground lessee will not require the consent of the ground lessor or constitute a default under the ground lease, (iii) copies of default notices would be sent to Mezzanine Lender and (iv) it would accept cure from Mezzanine Lender on behalf of the ground lessee.

25.           To the extent the Buyer was granted a security interest with respect to the Mezzanine Loan, such interest (i) was given for due consideration, (ii) has attached, (iii) is perfected, (iv) is a first priority lien, and (v) has been appropriately assigned to the Buyer by the Underlying Property Owner.

26.           No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Mezzanine Loan.

27.           Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Mezzanine Loan is or may become obligated.

28.           Seller has not advanced funds, or knowingly received any advance of funds from a party other than the borrower relating to such Mezzanine Loan, directly or indirectly, for the payment of any amount required by such Mezzanine Loan.

29.           All real estate taxes and governmental assessments, or installments thereof, which would be a lien on any related Underlying Mortgaged Property and that prior to the Purchase Date for the related Purchased Loan have become delinquent in respect of such Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

30.           As of the Purchase Date for the related Purchased Loan, each related Underlying Mortgaged Property was free and clear of any material damage (other than deferred

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maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the related Underlying Mortgage Loan and there was no proceeding pending or, based solely upon the delivery of written notice thereof from the appropriate condemning authority, threatened for the total or partial condemnation of such Underlying Mortgaged Property.

31.           As of the date of origination of the Mezzanine Loan, all insurance coverage required under the Mezzanine Loan Documents and/or any Mortgage Loan related to the Underlying Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Underlying Mortgaged Property, or (ii) the outstanding principal balance of the Underlying Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Underlying Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Underlying Mortgaged Property, all of which was in full force and effect with respect to each related Underlying Mortgaged Property; and, as of the Purchase Date for the related Purchased Loan, all insurance coverage required under the Mezzanine Loan Documents and/or any Underlying Mortgage Loan related to the Underlying Mortgaged Property, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, is in full force and effect with respect to each related Underlying Mortgaged Property; all premiums due and payable through the Purchase Date for the related Purchased Loan have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the Mezzanine Loan Documents and/or any Underlying Mortgage Loan related to the Underlying Mortgaged Property, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Underlying Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the

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 improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or “BBB-” (or the equivalent) from S&P and Fitch or “Baa3” (or the equivalent) from Moody’s. If the Underlying Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Underlying Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Underlying Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Underlying Mortgaged Property.

32.           The insurance policies contain a standard Mortgagee clause naming the Mortgagee, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.

33.           There is no material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Underlying Mortgaged Property; neither Seller nor the Underlying Property Owner has taken any actions which would cause the Underlying Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the borrower to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the Mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

34.           No borrower under the Mezzanine Loan nor any Mortgagor under any Underlying Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

35.           Each related Underlying Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

36.           There are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Underlying Mortgaged Property. The Mezzanine Loan Documents and the Underlying Mortgage Loan documents require the Underlying Mortgaged Property to comply with all applicable laws and ordinances.

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37.           None of the material improvements which were included for the purposes of determining the appraised value of any related Underlying Mortgaged Property at the time of the origination of the Mezzanine Loan or any related Underlying Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Underlying Mortgaged Property or the related Mortgagor’s use and operation of such Underlying Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

38.           As of the Purchase Date for the related Purchased Loan, there was no pending action, suit or proceeding, or governmental investigation of which the Seller, the Mezzanine Borrower or the Underlying Property Owner has received notice, against the Mortgagor or the related Underlying Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect the Mezzanine Loan or the Underlying Mortgage Loan.

39.           The improvements located on the Underlying Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Underlying Mortgage Loan, (ii) the value of such improvements on the related Underlying Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

40.           Except for Mortgagors under Underlying Mortgage Loans the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Underlying Mortgaged Property.

41.           The related Underlying Mortgaged Property is not encumbered, and none of the Mezzanine Loan Documents or any Underlying Mortgage Loan documents permits the related Underlying Mortgaged Property to be encumbered subsequent to the Purchase Date of the related Purchased Loan without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after such Purchase Date).

42.           Each related Underlying Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the Mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

43.           An appraisal of the related Underlying Mortgaged Property was conducted in connection with the origination of the Underlying Mortgage Loan; and such appraisal satisfied either (A) the requirements of the “Uniform Standards of Professional Appraisal Practice” as

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adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Underlying Mortgage Loan was originated.

44.           The related Underlying Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilized.

45.           With respect to each related Underlying Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

(i)            Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Purchase Date of the related Purchased Loan and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Purchase Date.

(ii)           Upon the foreclosure of the Underlying Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor’s interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).

(iii)          Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and any such action without such consent is not binding on the Mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the Mortgagee and (iii) such default is curable by the Mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

(iv)          Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

(v)           The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement.

(vi)          The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject.

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(vii)         A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

(viii)        Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the Mortgagee acquires the lessee’s rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date.

(ix)           Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Underlying Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Underlying Mortgage Loan).

(x)            The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

(xi)           The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

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REPRESENTATIONS AND WARRANTIES
RE: PURCHASED LOANS CONSISTING OF PREFERRED EQUITY

                                (a)           The Preferred Equity consists of a performing current pay preferred equity position (with a put or synthetic maturity date structure replicating a debt instrument) representing the entire equity ownership interest in an entity that owns income producing commercial real estate.

                                (b)           There are no equity or other interests (whether debt or equity) that are senior in priority or pari passu in right of payment with respect to the Preferred Equity. The Underlying Mortgage Loan documents prohibit the creation of class or series of equity whose rights and preferences are senior or pari passu with the Preferred Equity as to dividends, distributions, repurchase, redemption, payment upon redemption, liquidation, winding up or dissolution or any other payments or distributions or any kind or nature.

                                (c)           Immediately prior to the sale, transfer and assignment to Buyer, Seller had good and marketable title to, and was the sole owner of, such Preferred Equity, and Seller is transferring such Preferred Equity free and clear of any interest or claim of a third party and free and clear of all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Preferred Equity.  Upon consummation of the purchase contemplated to occur in respect of such Preferred Equity on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Preferred Equity free and clear of any pledge, lien, encumbrance or security interest.

                                (d)           No fraudulent acts were committed by Seller in connection with the acquisition or origination of the Preferred Equity nor were any fraudulent acts committed by any Person in connection with the origination of such Preferred Equity.

                                (e)           The Preferred Equity represents the ownership levels set forth in the related Preliminary Due Diligence Package (or as otherwise identified in writing to Buyer); all other information contained in the related Preliminary Due Diligence Package (or as otherwise identified in writing to Buyer) is accurate and complete in all material respects.

                                (f)            Other than the document(s) evidencing the Preferred Equity and other documentation delivered to Buyer in respect of the Preferred Equity (collectively, the “Preferred Equity Documents”), Seller is not a party to any document, instrument or agreement, and there is no document of which Seller is aware, that by its terms modifies or affects the rights and obligations of any holder of such Preferred Equity and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.

                                (g)           Seller has full right, power and authority to sell and assign such Preferred Equity and such Preferred Equity has not been cancelled, satisfied, rescinded or subordinated in whole or in part nor has any instrument been executed that would effect a cancellation, satisfaction, rescission or subordination thereof; the Preferred Equity represents an ownership interest in the Preferred Equity Property Owner; the issuer of the Preferred Equity is the Preferred Equity Property Owner.

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                                (h)           No consents or approval by any Person is required for Buyer to exercise any rights or remedies under the Preferred Equity or for Buyer’s sale or other disposition of such Preferred Equity if Buyer acquires title thereto, other than consents and approvals which have been obtained; no third party (including the Preferred Equity Property Owner) holds any statutory or contractual “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, anti-dilution, co-sale or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies with respect to the Preferred Equity or the Underlying Mortgaged Property.

                                (i)            Seller will, by the Purchase Date, have obtained all approvals, authorizations, consents, orders or other actions required under the Preferred Equity Documents and required by any Person or Governmental Authority for the consummation of the transactions contemplated in this Agreement.

                                (j)            To the extent the Buyer was granted a security interest with respect to the Preferred Equity, such interest (i) was given for due consideration, (ii) has attached, (iii) is perfected, (iv) is a first priority Lien, and (v) has been appropriately assigned to the Buyer by the Preferred Equity Property Owner.

                                (k)           All of the Preferred Equity consists of limited liability company or partnership interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. None of the Preferred Equity (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is Investment Property, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset. None of the Underlying Mortgage Loan documents for the Preferred Equity consists of Instruments. For purposes of this paragraph (11), capitalized terms undefined in this Agreement have the meaning given to such term in the UCC.

                                (l)            The representations and warranties made by the Preferred Equity Property Owner in the Preferred Equity Documents were true and correct in all material respects as of the date such representations and warranties were stated to be true therein, and there has been no adverse change with respect to the Preferred Equity or the Underlying Mortgaged Property or the Preferred Equity Property Owner that would render any such representation or warranty not true or correct in any material respect as of the Purchase Date.

                                (m)          Seller has transferred to Buyer the Preferred Equity and delivered true and correct copies of the documents evidencing the Preferred Equity, and containing the rights, duties, obligations, liabilities and remedies relative to the Preferred Equity, to the Custodian.

                                (n)           Seller has no obligation to make capital contributions to, loans to, make guarantees on behalf of, or otherwise extend credit to, or make any of the foregoing for the benefit of, the owner of the Underlying Mortgaged Property related to the Preferred Equity (the “Preferred Equity Property Owner”) or any other person under or in connection with the Preferred Equity. Other than the rights of Buyer as set forth in this Agreement, there exist no options or rights to purchase any interest in the Preferred Equity.

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                                (o)           There are no outstanding warrants, permitted stock option plans, registration rights agreements or subscription agreements with respect to the Preferred Equity.

                                (p)           The Preferred Equity is not convertible into any other interest.

                                (q)           Pursuant to the terms of the Preferred Equity Documents: (a) no material terms of any related Mortgage may be waived, canceled, subordinated or modified in any material respect and no material portion of such Mortgage or the Underlying Mortgaged Property may be released without the consent of the holder of the Preferred Equity; (b) no material action may be taken by the Preferred Equity Property Owner with respect to the Underlying Mortgaged Property without the consent of the holder of the Preferred Equity; (c) the holder of the Preferred Equity is entitled to approve the budget of the Preferred Equity Property Owner as it relates to the Underlying Mortgaged Property; and (d) the holder of the Preferred Equity’s consent is required prior to the Preferred Equity Property Owner incurring any additional indebtedness.

                                (r)            The Preferred Equity and the payments of yield (exclusive of any default interest, late charges or prepayment premiums) provided for thereunder complied as of the date of origination with, or is exempt from, applicable laws pertaining to usury.

                                (s)           The Preferred Equity is a certificated security in registered form, or is in uncertificated form and (i) held through the facilities of The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Buyer, or (ii) registered on the books of the issuer thereof.

                                (t)            Certain balance sheets, financial statements, rent rolls, operating statements and other financial documentation relating to the Preferred Equity Property Owner and the Properties (collectively, the “Preferred Equity Financial Documents”) have been made available to Buyer and such Preferred Equity Financial Documents represent true and correct copies of documents delivered to Seller by the Preferred Equity Property Owner; there has been no material adverse change to the financial condition of the Underlying Mortgaged Property or the Preferred Equity Property Owner since the date of the relevant Preferred Equity Financial Document which would have a material adverse effect on the value of the Preferred Equity; the Preferred Equity Property Owner currently does not have, nor has it ever had, employment contracts, collective bargaining agreements or any “employment benefit plan” as defined in the Employee Retirement Income Security Act of 1974); and the Preferred Equity Property Owner does not have any material liabilities (including guaranties and other contingent liabilities) other than those reflected in the Preferred Equity Financial Documents.

                                (u)           As of the Purchase Date, (a) the Preferred Equity Property Owner complies (and at the time of the origination of the Preferred Equity, complied) in all material respects with all applicable federal, state and local statutes, laws, rules and regulations, (b) the Preferred Equity Property Owner is not in default under any order, writ, injunction, decree or demand of any governmental authority, the violation of which would materially and adversely affect the condition (financial or otherwise) or business of the Preferred Equity Property Owner and (c) the Preferred Equity Property Owner is not a debtor in any state or federal bankruptcy or insolvency proceedings.

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                                (v)           The Preferred Equity Documents contain the following terms and provisions:

                (i)            the Preferred Equity holder is entitled to receive, among other amounts, monthly payments of yield, repayment of its equity contribution and exit fees;

                (ii)           after payment of debt service in connection with any first mortgage loan on the Underlying Mortgaged Property and payment of approved operating expenses and capital expenditures, preference is given to the Preferred Equity holder over all other equity investors and all other Persons with respect to all dividends, receipts, gains, payments, proceeds (including liquidation proceeds), profits, payments in kind and other distributions, while losses and liabilities are allocated to the Preferred Equity holder only after such losses and liabilities have been allocated to other equity investors;

                (iii)          upon a sale or refinance of the Underlying Mortgaged Property, the Preferred Equity holder is entitled to receive distributions prior to all of the equity holders to be applied to the full repayment of Preferred Equity holder’s equity contribution, accrued yield and exit fees payable to the Preferred Equity holder;

                (iv)          the Preferred Equity holder has the right to inspect the books and records and otherwise participate in the day-to-day affairs of the issuer of the Preferred Equity (the “Preferred Equity Issuer”), and the Preferred Equity Issuer has a continuing obligation to keep the books and records in proper order;

                (v)           financial statements and budgets of the Preferred Equity Issuer are required to be delivered to and approved by the Preferred Equity holder;

                (vi)          the Preferred Equity Issuer is obligated to maintain insurance on the Underlying Mortgaged Property, which insurance is subject to review and approval of the Preferred Equity holder;

                (vii)         the Preferred Equity Issuer has and is obligated to maintain officers and directors liability insurance in commercially reasonable amounts during the time the Preferred Equity is outstanding and the holder of the Preferred Equity is an additional insured under such policies;

                (vi)          the Preferred Equity holder has a right to receive all notices related to the Preferred Equity Issuer, all material action or changes and the occurrence of any event of default or potential event of default under the Underlying Mortgage Loan documents, any Contractual Obligation, any first mortgage loan on the Underlying Mortgaged Property and any other Indebtedness of the Preferred Equity Issuer;

                (vii)         the Preferred Equity holder has a right to receive copies of all filings with and notices to or from Governmental Authorities and such other documents related to the Preferred Equity Issuer and its business and affairs as the Preferred Equity holder may reasonably request;

                (viii)        subject to the rights of any lender under a first mortgage loan on the Underlying Mortgaged Property, the Preferred Equity holder has the right to approve of, the right to remove

41

and the right to replace property managers, and the fees paid to property managers are subordinate in right of payment to amounts payable to the Preferred Equity holder;

                (ix)           the Preferred Equity Issuer is obligated to pay all taxes and other impositions in a timely manner, and, in the absence of timely payment of such amounts by the Preferred Equity Issuer, the Preferred Equity holder, may, but is not required to, pay such amounts;

                (x)            the Preferred Equity holder has the right to participate in audits of the Preferred Equity Issuer;

                (xi)           other equity investors may not transfer their equity interest in the Preferred Equity Issuer without the prior written consent of the Preferred Equity holder,

                (xii)          the obligation to repay the amounts owed to the Preferred Equity holder has a stated maturity date and the Preferred Equity holder has the right to extend such maturity date, but if the maturity date is not extended, the Preferred Equity Issuer or other equity investors are required to redeem the Preferred Equity; in full plus the payment of accrued yield and exit fees;

                (xiii)         the Underlying Mortgage Loan documents contain usual and customary events of default (including, without limitation, (1) the failure to timely pay the monthly preferred yield amounts, any exit fees and all other amounts owed to the Preferred Equity holder, (2) the amendment of the Preferred Equity Issuer’s Governing Documents without the Preferred Equity holder’s written consent, (3) the failure to dismiss a petition for bankruptcy and (4) monetary and non-monetary defaults under any first mortgage loan on the Underlying Mortgaged Property) upon occurrence of which the holder of the Preferred Equity may accelerate any indebtedness owed to it and exercise certain rights and remedies, including, without limitation, (i) the Preferred Equity holder shall automatically own a greater interest in the Preferred Equity Issuer, (ii) all tenants shall be required to deposit monthly rent payments into a lockbox account established for the benefit of the Preferred Equity holder, (iii) the right to terminate and replace the Property Manager, (iv) application of all excess cash flow (after payment of debt service on the first mortgage loan on the Underlying Mortgaged Property, payment of approved operating expenses and expenditures and payment of the monthly yield amount to the Preferred Equity holder) to the amortization of the Preferred Equity, (v) the sale of the Preferred Equity Issuer’s assets or refinancing of Indebtedness, (vi) sale of property at public auction where the Preferred Equity holder may bid, (vii) dissolution of the Preferred Equity Issuer, (viii) termination of agreements between the Preferred Equity Issuer and third parties, (ix) obtaining specific performance, (x) withholding amounts otherwise distributable to the other equity holders, (xi) recovery of costs and expenses (including legal fees and costs) incurred in enforcing rights and remedies, (xii) exercise rights of a manager or controlling Person and/or (xiii) exercise any other right or remedy provided for in the Underlying Mortgage Loan documents;

                (xvi)        the Preferred Equity holder shall have the right to remove and replace any Person managing or controlling the Preferred Equity Issuer;

                (xvii)       the Underlying Mortgage Loan documents prohibit any merger, consolidation, organic changes or other changes of control with respect to the Preferred Equity Issuer without the prior written consent of the Preferred Equity holder;

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                (xviii)      the Underlying Mortgage Loan documents prohibit the filing of any bankruptcy, liquidation, dissolution, receivership or winding up of the Preferred Equity Issuer without the prior written consent of the Preferred Equity holder;

                (xix)         the Underlying Mortgage Loan documents prohibit any material changes to the Preferred Equity Issuer or its properties, assets, liabilities, obligations, Indebtedness, rights, duties or Contractual Obligations without the prior written consent of the Preferred Equity holder;

                (xx)          the Preferred Equity Issuer may not sell, transfer, acquire, finance, lease or encumber any asset or property, incur any Indebtedness or contingent obligation, enter into any Contractual Obligation or make any loans or advances to any existing or future equity investor in the Preferred Equity Issuer without the prior written consent of the Preferred Equity holder,

                (xxi)         the Underlying Mortgage Loan documents prohibit any amendment to the Governing Documents of the Preferred Equity Issuer and all other Underlying Mortgage Loan documents without the prior written consent of the Preferred Equity holder;

                (xxii)        the Underlying Mortgage Loan documents prohibit additional equity investors without consent of the Preferred Equity holder;

                (xxiii)       the Preferred Equity Issuer may not engage in material improvements to or renovations of the Underlying Mortgaged Property without the prior written consent of the Preferred Equity holder;

                (xxiv)       with respect to any first mortgage loan on the Underlying Mortgaged Property, the Preferred Equity Issuer may not, without the prior written consent of the Preferred Equity holder, permit (i) a prepayment on such loan, (ii) any refinancing of such loan and/or (iii) any amendments to the loan documents for such loan;

                (xxv)        the Preferred Equity Issuer may not distribute non-cash property to any equity investor in the Preferred Equity Issuer without the prior written consent of the Preferred Equity holder;

                (xxvi)       the Preferred Equity Issuer has covenanted in its Governing Documents and/or the Underlying Mortgage Loan documents to own no significant asset other than the Underlying Mortgaged Property, as applicable, and related assets incidental to its ownership and operation of such Underlying Mortgaged Property, to hold itself out as being a legal entity, separate and apart from any other Person and to otherwise be a special purpose entity, and such provisions may not be changed without the prior written consent of the Preferred Equity holder;

                (xxvii)      the Governing Documents of the Preferred Equity Issuer do not include any provision that by its terms expressly provides that it is a Security governed by Article 8 of the UCC, and such a provision may not be changed or added without the prior written consent of the Preferred Equity holder;

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                (xxviii)     the Preferred Equity holder is not obligated to make any additional capital or other contributions beyond the contribution represented by the Preferred Equity or, if such obligations exist, the Seller has retained such obligations as a part of the Retained Interest; and

                (xxix)       the Underlying Mortgage Loan documents prohibit payment of any loan made to the Preferred Equity Issuer by any other equity holder, guarantor or Affiliate of the foregoing prior to the payment in full of the Preferred Equity.

                                32.           No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority is required for any transfer or assignment by the holder of such Preferred Equity.

                                33.           Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Preferred Equity is or may become obligated.

                                34.           Seller has not advanced funds, or knowingly received any advance of funds from a party other than the issuer related to such Preferred Equity, directly or indirectly, for the payment of any amount required by such Preferred Equity.

                                35.           All real estate taxes and governmental assessments, or installments thereof, which would be a lien on any related Underlying Mortgaged Property and that prior to the Purchase Date for the related Purchased Asset have become delinquent in respect of such Underlying Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

                                36.           As of the Purchase Date for the related Purchased Asset, each related Underlying Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Underlying Mortgaged Property as security for the related Underlying Mortgage Loan and there was no proceeding pending or, based solely upon the delivery of written notice thereof from the appropriate condemning authority, threatened for the total or partial condemnation of such Underlying Mortgaged Property.

                                37.           As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Underlying Mortgaged Property, or (ii) the outstanding principal balance of the Underlying Mortgage Loan, and in any event, the

44

amount necessary to prevent operation of any co-insurance provisions; and, except if such Underlying Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Underlying Mortgaged Property, all of which was in full force and effect with respect to each related Underlying Mortgaged Property; and, as of the Purchase Date for the related Purchased Asset, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Underlying Mortgaged Property in the jurisdiction in which such Underlying Mortgaged Property is located, is in full force and effect with respect to each related Underlying Mortgaged Property; all premiums due and payable through the Purchase Date for the related Purchased Asset have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by Seller, and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Underlying Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Underlying Mortgage Loan, subject in either case to requirements with respect to leases at the related Underlying Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Underlying Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Underlying Mortgaged Property, in an amount customarily required by prudent institutional lenders. An architectural or engineering consultant has performed an analysis of the Underlying Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Underlying Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Underlying Mortgaged Property was obtained by an insurer rated at least A-:V by A.M. Best Company or “BBB-” (or the equivalent) from S&P and Fitch or “Baa3” (or the equivalent) from Moody’s. If the Underlying Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Underlying Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Underlying Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Underlying Mortgaged Property.

                                38.           The insurance policies contain a standard Mortgagee clause naming the Mortgagee, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor’s expense if Mortgagor fails to do so.

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                                39.           There is no material and adverse environmental condition or circumstance affecting the Underlying Mortgaged Property; there is no material violation of any applicable Environmental Law with respect to the Underlying Mortgaged Property; neither Seller nor the Underlying Property Owner has taken any actions which would cause the Underlying Mortgaged Property not to be in compliance with all applicable Environmental Laws; the Underlying Mortgage Loan documents require the borrower to comply with all Environmental Laws; and each Mortgagor has agreed to indemnify the Mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such Environmental Laws or has provided environmental insurance.

                                40.           Each related Underlying Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

                                41.           There are no material violations of any applicable zoning ordinances, building codes or land laws applicable to the Underlying Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender’s title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Underlying Mortgaged Property. The Underlying Mortgage Loan documents require the Underlying Mortgaged Property to comply with all applicable laws and ordinances.

                                42.           None of the material improvements which were included for the purposes of determining the appraised value of any related Underlying Mortgaged Property at the time of the origination of the respective Underlying Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Underlying Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Underlying Mortgaged Property or related Mortgagor’s use and operation of such Underlying Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Underlying Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

                                43.           As of the Purchase Date for the related Purchased Asset, there was no pending action, suit or proceeding, or governmental investigation of which the Seller or the Underlying Property Owner has received notice, against the Mortgagor or the related Underlying Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect the Preferred Equity or the Underlying Mortgage Loan.

                                44.           The improvements located on the Underlying Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Underlying Mortgage Loan, (ii) the value of such improvements on the related Underlying Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

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                                45.           Except for Mortgagors under Underlying Mortgage Loans the Underlying Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Underlying Mortgaged Property.

                                46.           The related Underlying Mortgaged Property is not encumbered, and none of the Underlying Mortgage Loan documents permits the related Underlying Mortgaged Property to be encumbered subsequent to the Purchase Date of the related Purchased Asset without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after such Purchase Date).

                                47.           Each related Underlying Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the Mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

                                48.           An appraisal of the related Underlying Mortgaged Property was conducted in connection with the origination of such Underlying Mortgage Loan; and such appraisal satisfied either (A) the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Underlying Mortgage Loan was originated.

                                49.           The related Underlying Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Underlying Mortgaged Property is currently being utilized.

                                (w)  With respect to each related Underlying Mortgaged Property consisting of a Ground Lease, Seller represents and warrants the following with respect to the related Ground Lease:

                (i)            Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Purchase Date of the related Purchased Asset and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Purchase Date.

                (ii)           Upon the foreclosure of the Underlying Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor’s interest in such Ground Lease is assignable to the Mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Purchase Date).

                (iii)          Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and any such action without such consent is not binding on the Mortgagee, its successors or assigns, except termination or cancellation if (i) an event of default occurs under the Ground Lease, (ii) notice thereof is provided to the

47

Mortgagee and (iii) such default is curable by the Mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

                (iv)          Such Ground Lease is in full force and effect, there is no material default under such Ground Lease, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

                (v)           The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the Ground Lease or ancillary agreement.

                (vi)          The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Underlying Mortgaged Property is subject.

                (vii)         A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

                (viii)        Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the Mortgagee if the Mortgagee acquires the lessee’s rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date.

                (ix)           Under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Underlying Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Underlying Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Underlying Mortgaged Property to the outstanding principal balance of such Underlying Mortgage Loan).

                (x)            The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

                (xi)           The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

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REPRESENTATIONS AND WARRANTIES
RE:  PURCHASED SECURITIES

1.             The Purchased Security consists of pass-through certificates representing beneficial ownership interests in one or more REMICs consisting of one or more first lien mortgage loans secured by commercial and/or multifamily properties.

2.             Immediately prior to the sale, transfer and assignment to Buyer thereof, Seller had good and marketable title to, and was the sole owner and holder of, such Purchased Security, and Seller is transferring such Purchased Security free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such Purchased Security.

3.             Seller has full right, power and authority to sell and assign such Purchased Security and such Purchased Security has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

4.             Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related documents governing such Purchased Security, no consent or approval by any Person is required in connection with Buyer’s acquisition of such Purchased Security, for Buyer’s exercise of any rights or remedies in respect of such Purchased Security or for Buyer’s sale or other disposition of such Purchased Security. No third party holds any “right of first refusal”, “right of first negotiation”, “right of first offer”, purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

5.             Upon consummation of the purchase contemplated to occur in respect of such Purchased Security on the Purchase Date therefor, Seller will have validly and effectively conveyed to Buyer all legal and beneficial interest in and to such Purchased Security free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature.

6.             The Purchased Security is a certificated security in registered form, or is in uncertificated form and held through the facilities of (a) The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Buyer.

7.             With respect to any Purchased Security that is a certificated security, Seller has delivered to Buyer or its designee such certificated security, along with any and all certificates, assignments, bond powers executed in blank, necessary to transfer such certificated security under the issuing documents of such Purchased Security.

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8.             All information contained in the related Preliminary Due Diligence Package (or as otherwise provided to Buyer) in respect of such Purchased Security is accurate and complete in all material respects.

9.             As of the date of its issuance, such Purchased Security complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the issuance thereof including, without limitation, any registration requirements of the Securities Act of 1933, as amended.

10.           Except as included in the Preliminary Due Diligence Package, there is no document that by its terms modifies or affects the rights and obligations of the holder of such Purchased Security, the terms of the related pooling and servicing agreement or any other agreement relating to the Purchased Security, and, since issuance, there has been no material change or waiver to any term or provision of any such document, instrument or agreement.

11.           There is no (i) monetary default, breach or violation exists with respect to any pooling and servicing agreement or other document governing or pertaining to such Purchased Security, (ii) material non-monetary default, breach or violation exists with respect to any such agreement or other document or other document governing or pertaining to such Purchased Security, or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such documents and agreements.

12.           No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for any transfer or assignment of such Purchased Security.

13.           Except as including in the Preliminary Due Diligence Package, (i) no interest shortfalls have occurred and no realized losses have been applied to any Purchased Security or otherwise incurred with respect to any mortgage loan related to such Purchased Security nor any class of Purchased Security issued under the same governing documents as any Purchased Security, and (ii) the Seller is not aware of any circumstances that could have a Material Adverse Effect on the Purchased Security.

14.           There are no circumstances or conditions with respect to the Purchased Security, the Mortgaged Property or the related Mortgagor’s credit standing that can reasonably be expected to cause private institutional investors to regard the Purchased Security as an unacceptable investment or adversely affect the value or marketability of the Purchased Security.

15.           Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such Purchased Security is or may become obligated.

16.           There is no material inaccuracy in any servicer report or trustee report delivered to it (and, in turn, delivered pursuant to the terms of this Agreement) in connection with such Purchased Security.

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17.           No servicer of the Purchased Security has made any advances, directly or indirectly, with respect to the Purchased Security or to any mortgage loan relating to such Purchased Security.

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EXHIBIT VII

ASSET INFORMATION
Loan ID #:
Borrower Name:
Borrower Address:
Borrower City:
Borrower State:
Borrower Zip Code:
Recourse?
Guaranteed?
Related Borrower Name(s):
Original Principal Balance:
Note Date:
Loan Date:
Loan Type (e.g. fixed/arm):
Current Principal Balance:
Current Interest Rate (per annum):
Paid to date:
Annual P&I:
Next Payment due date:
Index (complete whether fixed or arm):
Gross Spread/Margin (complete whether fixed or arm):
Life Cap:
Life Floor:
Periodic Cap:
Periodic Floor:
Rounding Factor:
Lookback (in days):
Interest Calculation Method (e.g., Actual/360):
Interest rate adjustment frequency:
P&I payment frequency:
First P&I payment due:
First interest rate adjustment date:
First payment adjustment date:
Next interest rate adjustment date:
Next payment adjustment date:
Conversion Date:
Converted Interest Rate Index:
Converted Interest Rate Spread:
Maturity date:
Loan term:
Amortization term:
Hyper-Amortization Flag:
Hyper-Amortization Term:
Hyper-Amortization Rate Increase:

ASSET INFORMATION

Balloon Amount:
Balloon LTV:
Prepayment Penalty Flag:
Prepayment Penalty Text:
Lockout Period:
Lien Position:
Fee/Leasehold:
Ground Lease Expiration Date:
CTL (Yes/No):
CTL Rating (Moody’s):
CTL Rating (Duff):
CTL Rating (S&P):
CTL Rating (Fitch):
Lease Guarantor:
CTL Lease Type (NNN, NN, Bondable):
Property Name:
Property Address:
Property City:
Property Zip Code:
Property Type (General):
Property Type (Specific):
Cross-collateralized (Yes/No)(1) *:
Property Size:
Year built:
Year renovated:
Actual Average Occupancy:
Occupancy Rent Roll Date:
Underwritten Average Occupancy:
Largest Tenant:
Largest Tenant SF:
Largest Tenant Lease Expiration:
2nd Largest Tenant:
2nd Largest Tenant SF:
2nd Largest Tenant Lease Expiration:
3rd Largest Tenant:
3rd Largest Tenant SF:
3rd Largest Tenant Lease Expiration:
Underwritten Average Rental Rate/ADR:
Underwritten Vacancy/Credit Loss:
Underwritten Other Income:
Underwritten Total Revenues:
Underwritten Replacement Reserves:

(1)           If yes, give property information on each property covered and in aggregate as appropriate.  Loan ID’s should be denoted with a suffix letter to signify loans/collateral.

2

ASSET INFORMATION

Underwritten Management Fees:
Underwritten Franchise Fees:
Underwritten Total Expenses:
Underwritten Leasing Commissions:
Underwritten Tenant Improvement Costs:
Underwritten NOI:
Underwritten NCF:
Underwritten Debt Service Constant:
Underwritten DSCR at NOI:
Underwritten DSCR at NCF:
Underwritten NOI Period End Date:
Hotel Franchise:
Hotel Franchise Expiration Date:
Appraiser Name:
Appraised Value:
Appraisal Date:
Appraisal Cap Rate:
Appraisal Discount Rate:
Underwritten LTV:
Environmental Report Preparer:
Environmental Report Date:
Environmental Report Issues:
Architectural and Engineering Report Preparer:
Architectural and Engineering Report Date:
Deferred Maintenance Amount:
Ongoing Replacement Reserve Requirement per A&E Report:
Immediate Repairs Escrow % (e.g. 125%):
Replacement Reserve Annual Deposit:
Replacement Reserve Balance:
Tenant Improvement/Leasing Commission Annual Deposits:
Tenant Improvement/Leasing Commission Balance:
Taxes paid through date:
Monthly Tax Escrow:
Tax Escrow Balance:
Insurance paid through date:
Monthly Insurance Escrow:
Insurance Escrow Balance:
Reserve/Escrow Balance as of Date:
Probable Maximum Loss %:
Covered by Earthquake Insurance (Yes/No):
Number of times 30 days late in last 12 months:
Number of times 60 days late in last 12 months:
Number of times 90 days late in last 12 months:
Servicing Fee:
Notes:

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EXHIBIT VIII

PURCHASE PROCEDURE

Preliminary Approval of New Asset Which is an Eligible Loan.

(a)           Seller may, from time to time, submit to the applicable Buyer a Preliminary Due Diligence Package for such Buyer’s review and approval in order to enter into a Transaction with respect to any New Asset that Seller proposes to be included as an Asset under the Agreement.

(b)           Upon the applicable Buyer’s receipt of a complete Preliminary Due Diligence Package, such Buyer, within five (5) Business Days, shall have the right to request, in such Buyer’s good faith business judgment, additional diligence materials and deliveries that such Buyer shall specify on a Supplemental Due Diligence List.  Upon such Buyer’s receipt of all of the Diligence Materials or such Buyer’s waiver thereof, Buyer within ten (10) Business Days and following receipt of internal credit approval, shall either (i) notify Seller of the Purchase Price and the Market Value for the New Asset or (ii) deny, in such Buyer’s sole and absolute discretion, Seller’s request for a Transaction.  A Buyer’s failure to respond to Seller within ten (10) Business Days, as applicable, shall be deemed to be a denial of Seller’s request for a purchase, unless such Buyer and Seller have agreed otherwise in writing.

Final Approval of New Asset which is an Eligible Loan.  Upon a Buyer’s notification to Seller of the Purchase Price and the Market Value for any New Asset which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Asset, satisfy the conditions set forth below (in addition to satisfying the conditions precedent to obtaining each purchase, as set forth in Section 3(b) of this Agreement) as a condition precedent to such Buyer’s approval of such New Asset as an Asset, all in a manner reasonably satisfactory to such Buyer and pursuant to documentation reasonably satisfactory to such Buyer:

(c)           Delivery of Purchased Loan Documents.  Seller shall deliver to the applicable Buyer: (i) with respect to a New Asset that is Pre-Existing Asset, each of the Purchased Loan Documents, except Purchased Loan Documents that Seller expressly and specifically disclosed in Seller’s Preliminary Due Diligence Package were not in Seller’s possession; and (ii) with respect to New Asset that is Originated Asset, each of the Purchased Loan Documents.

(d)           Environmental and Engineering.  The applicable Buyer shall have received a “Phase 1” (and, if necessary, “Phase 2”) environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to such Buyer, by an engineer or environmental consultant reasonably approved by such Buyer.

(e)           Appraisal.  The applicable Buyer shall have received either an appraisal approved by such Buyer (or a Draft Appraisal), each by an MAI appraiser.  If the applicable Buyer receives only a Draft Appraisal prior to entering into a Transaction,

Seller shall deliver an appraisal approved by such Buyer by an MAI appraiser on or before thirty (30) days after the Purchase Date.

(f)            Insurance.  The applicable Buyer shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Loan Documents.  Such certificates or other evidence shall indicate that Seller will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Loan Documents.

(g)           Survey.  The applicable Buyer shall have received all surveys of the Mortgaged Property that are in Seller’s possession.

(h)           Lien Search Reports.  The applicable Buyer or such Buyer’s counsel shall have received, as reasonably requested by Buyers, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to such Buyer with respect to the Eligible Loan, Mortgaged Property, Seller and Mortgagor, such searches to be conducted in each location such Buyer shall reasonably designate.

(i)            Opinions of Counsel.  The applicable Buyer shall have received copies of all legal opinions in the Seller’s possession with respect to the Eligible Loan which shall be in form and substance reasonably satisfactory to such Buyer.

(j)            Additional Real Estate Matters.  Seller shall have delivered to the applicable Buyer to the extent in Seller’s possession such other real estate related certificates and documentation as may have been requested by such Buyer, such as:  (i) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the Mortgaged Property is in compliance with all applicable zoning laws issued by the appropriate Governmental Authority or evidence that the related Title Policy includes a zoning endorsement and (ii) abstracts of all leases in effect at the Mortgaged Property and estoppel certificates, in form and substance acceptable to Buyer, from any ground lessor and from any tenant that occupies 7.5% or more of the rentable space at the Mortgaged Property, and in any event from tenants whose occupancies aggregate not less than 70% of the occupied rentable square footage at the Mortgaged Property.

(k)           Other Documents.  The applicable Buyer shall have received such other documents as such Buyer or its counsel shall reasonably deem necessary.

Within five (5) Business Days of Seller’s satisfaction of all of the conditions enumerated in clauses (a) through (i) above, the applicable Buyer shall either (i) if the Purchased Loan Documents with respect to a New Asset are not reasonably satisfactory in form and substance to the applicable Buyer, notify Seller that such Buyer has not approved a New Asset as an Asset or (ii) notify Seller that such Buyer has approved the New Asset as an Asset.  The applicable

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Buyer’s failure to respond to Seller within two (2) Business Days shall be deemed to be a denial of Seller’s request that such Buyer approve the a New Asset, unless such Buyer and Seller have agreed otherwise in writing.

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